SEAFARER FUNDS

PROSPECTUS

August 31, 2024

Seafarer Overseas Growth and Income Fund

Institutional Class SIGIX
Investor Class SFGIX
Retail Class SFGRX

Seafarer Overseas Value Fund

Institutional Class SIVLX
Investor Class SFVLX
Retail Class SFVRX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Sections	2
Seafarer Overseas Growth and Income Fund	2
Seafarer Overseas Value Fund	10
Investment Objectives and Principal Investment Strategies	18
More on the Funds’ Investments and Related Risks	20
Disclosure of Portfolio Holdings	28
Management	28
Portfolio Managers	30
Administrator, Transfer Agent, and Distributor	31
Buying and Redeeming Shares	32
Share Transactions	40
Dividends and Distributions	43
Federal Income Taxes	43
Financial Highlights	46
Appendix A - Licensing Agreements	A-1
Additional Information About the Funds	Back Cover

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Growth and Income Fund

SUMMARY SECTION

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Retail Class	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.20%	0.00%	0.00%
Other Expenses	0.23%	0.23%	0.13%
Other Fund Expenses	0.08%	0.08%	0.08%
Shareholder Service Plan	0.15%	0.15%	0.05%
Total Annual Fund Operating Expenses(1)	1.16%	0.96%	0.86%

(1)	Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Retail Class	$118	$368	$638	$1,408
Investor Class	$98	$306	$531	$1,177
Institutional Class	$88	$275	$479	$1,065

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Retail Class	$118	$368	$638	$1,408
Investor Class	$98	$306	$531	$1,177
Institutional Class	$88	$275	$479	$1,065

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Prospectus – August 31, 2024	2

Seafarer Overseas Growth and Income Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2024, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying common stocks, preferred stocks, warrants, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the U.S.), foreign governments and their agencies. For this purpose, the debt obligations in which the Fund may invest include corporate, government, agency, and convertible bonds.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning dividend-paying equities and convertible bonds is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries and territories. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries.

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as Bloomberg, Morningstar, FTSE, and MSCI. The Adviser believes most classification schemes classify developing countries as within emerging markets, although the specific countries within such category may vary.

The Fund may also invest in the securities of companies located in selected foreign developed nations and territories, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, these nations and territories include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; or (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities. The Fund may invest in foreign securities denominated in foreign currencies, may hold foreign currencies for the purpose of settling transactions for securities denominated in foreign currencies, and may receive dividends and interest income denominated in foreign currencies.

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of

3	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Balances Risk

The Fund’s cash balances may be held at accounts with the Fund’s custodian or utilized in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. All cash accounts, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, lack of account segregation, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in the common stocks of companies that have historically paid dividends; however, there is no certainty that such companies that have historically paid dividends will continue to do so in the future. The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have lower per capita income compared to advanced economies. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments. Compared to more developed countries, developing countries have social and legal systems that offer less protection to shareholders; economies that may be narrowly concentrated on a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; opaque and unpredictable regulatory systems; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight. Developing countries may be especially prone to currency-related risks and exposed to negative global economic

Prospectus – August 31, 2024	4

Seafarer Overseas Growth and Income Fund

shocks. Developing countries may be more vulnerable to natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, and internal and cross-border conflicts.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; and corruption. War and other forms of armed conflict and terrorism may significantly affect the countries, markets, and companies in which the Fund invests, and may cause the Fund to incur losses.

Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Some foreign issuers listed on U.S. exchanges may not fully comply with U.S. audit requirements, and may be delisted as a result. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

In order to gain exposure to certain foreign issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

Growth Stock Risk

Growth stocks may be more sensitive to market movements and interest rate changes because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks generally have above average growth potential, low dividends, and high prices relative to standard measures. Seeking earnings growth may result in significant investments in some sectors, including the technology sector, that may be subject to greater volatility than other sectors of the economy.

High Yield or Junk Bond Risk

Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be negatively impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates.

5	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Large Shareholder Risk

Ownership of shares of the Fund may be concentrated in a small number of large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders, and may increase transaction costs.

Liquidity Risk

Low or fluctuating liquidity conditions or lack of exchange-based trading volume may make it difficult to sell securities held by the Fund without significantly changing the market value of the investment. The Fund may not be able to meet shareholder redemption requests in a timely manner without significant dilution of remaining shareholders’ interests in the Fund.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters, and the spread of infectious disease or other public health issues affect the securities and derivatives markets.

Region Emphasis Risk

The securities of companies in the same geographic region, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates, natural or other disasters, infectious disease, and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such geographic region comprised a lesser portion of the Fund’s portfolio.

Risk Related to Investing in Asia

The value of the Fund’s assets may be adversely affected by risks related to investing in Asia, in addition to the risks of foreign securities in general. The risks related to investing in Asia include political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption; and military activity.

Sanctions Risk

Securities held by the Fund may become subject to sanctions and other restrictions that negatively impact their value and liquidity. Sanctioned securities may be suspended for extended periods of time or delisted altogether. If markets for these securities cease to operate or become inaccessible to foreign investors, the Fund may be forced to fair value sanctioned securities at low levels or write them off entirely.

Sector Emphasis Risk

The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio.

Prospectus – August 31, 2024	6

Seafarer Overseas Growth and Income Fund

Small-, Mid-, and Large-sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Companies with large market capitalizations may have less growth potential than smaller companies and may not be able to react as quickly to changes in the marketplace.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depositary receipts may not enjoy the same degree of liquidity as the underlying securities that they represent.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

Annual Total Returns

Institutional Class (SIGIX) for calendar years ended December 31

Best Quarter – Q4 2020	20.83%
Worst Quarter – Q1 2020	-23.18%

The Fund’s Institutional Class year-to-date return as of June 30, 2024 was -2.81%.

Retail Class shares of the Fund were first offered to the public as of the date of this prospectus. Retail Class shares would have similar annual returns as the Institutional Class and Investor Class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Class shares would pay higher expenses, and therefore would generally be expected to have lower returns than the Institutional Class and Investor Class, respectively.

7	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Average Annual Total Returns

For periods ended December 31, 2023

Fund Name	Return Type	1 Year	5 Years	10 Years
Seafarer Overseas Growth and Income Fund – Institutional	Before Taxes	14.31%	8.22%	4.82%
	After Taxes on Distributions(1)	13.62%	7.26%	3.87%
	After Taxes on Distributions and Sale of Fund Shares(1)	8.76%	6.42%	3.64%
Seafarer Overseas Growth and Income Fund – Investor(2)	Before Taxes	14.23%	8.11%	4.70%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index(3)	No fees, expenses or taxes applied	9.50%	4.94%	3.81%
Morningstar Emerging Markets Net Return USD Index(4)	No fees, expenses or taxes applied	11.54%	4.90%	3.53%

(1)

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table. The after-tax return information shown does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

(2)

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Retail Class shares and Investor Class shares, respectively, will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when buying or selling shares of the Fund.

(3)	Broad-based securities market index.

(4)	Additional index.

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Andrew Foster, Paul Espinosa, and Lydia So are the Lead Portfolio Managers of the Fund, and have joint and primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Foster has held his role since the inception of the Fund in February 2012. Paul Espinosa has held his role since August 2018; previously, he was a Co-Portfolio Manager of the Fund since June 2016. Lydia So has held her role since August 2022. Kate Jaquet is a Co-Portfolio Manager of the Fund since June 2016.

Purchase and Sale of Fund Shares

The Fund offers three classes of shares, a Retail Class, an Investor Class, and an Institutional Class, each of which is offered by this Prospectus. The minimum initial investment for each of the Retail Class and the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for each share class.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 219623, Kansas City, MO 64121-9623, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Prospectus – August 31, 2024	8

Seafarer Overseas Growth and Income Fund

The Fund’s Investor Class (which closed to most new investors on September 30, 2016) is available for purchase only by the following investors:

●	Existing shareholders of the Fund’s Investor Class;
●	Financial advisers with existing clients invested in the Fund’s Investor Class (i.e., these advisers can continue to add new clients in the Fund’s Investor Class); and
●	Employees of Seafarer and their family members.

Please note the following about the Fund’s Investor Class:

●	Some broker-dealers and financial intermediaries may not be able to accommodate purchases of the Fund’s Investor Class based on the criteria listed above.
●	If a shareholder closes an account in the Fund’s Investor Class due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund’s Investor Class.
●

Exchanges between the Seafarer Funds (i.e., the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund) and share class transfers are subject to any existing restrictions on, or conditions of, the Fund and/or share class that is to be acquired.

●	The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its service providers may pay the intermediary for the distribution of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

Seafarer Overseas Value Fund

SUMMARY SECTION

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Retail Class	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.73%	0.73%	0.73%
Distribution and Service (12b-1) Fees	0.20%	0.00%	0.00%
Other Expenses	0.42%	0.44%	0.34%
Other Fund Expenses	0.27%	0.27%	0.27%
Shareholder Service Plan	0.15%	0.15%	0.05%
Recoupment of Previously Waived Fees	0.00%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.35%	1.17%	1.07%
Fee Waiver and Expense Reimbursement(2)	0.00%	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.35%	1.15%	1.05%

(1)	Expenses have been restated to reflect current fees.

(2)

Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”) has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35%, 1.15%, and 1.05% of the Fund’s average daily net assets for the Retail, Investor, and Institutional share classes, respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2025 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes you purchase your shares on August 31, 2024, and reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Prospectus – August 31, 2024	10

Seafarer Overseas Value Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Retail Class	$137	$428	$739	$1,622
Investor Class	$117	$370	$641	$1,417
Institutional Class	$107	$338	$588	$1,303

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Retail Class	$137	$428	$739	$1,622
Investor Class	$117	$370	$641	$1,417
Institutional Class	$107	$338	$588	$1,303

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2024, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, warrants, and debt obligations of foreign companies (which the Fund regards as companies located outside the U.S.). For this purpose, the debt obligations in which the Fund may invest include corporate, government, agency, and convertible bonds.

The Fund’s portfolio is generally comprised of securities identified through a bottom-up security selection process based on thorough fundamental research. The Fund’s investment adviser, Seafarer, Capital Partners, LLC (“Seafarer” or the “Adviser”), intends to employ a “value” style of investing. A “value” style of investing emphasizes investing in companies that currently have low or depressed valuations, but which also have the prospect of achieving improved valuations in the future. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

The Fund can invest without constraint in the securities of companies located in developing countries and territories. Seafarer considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries.

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as Bloomberg, Morningstar, FTSE, and MSCI. The Adviser believes most classification schemes classify developing countries as within emerging markets, although the specific countries within such category may vary.

The Fund may also invest in the securities of companies located in selected foreign developed nations and territories, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, these nations and territories include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

11	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; or (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities. The Fund may invest in foreign securities denominated in foreign currencies, may hold foreign currencies for the purpose of settling transactions for securities denominated in foreign currencies, and may receive dividends and interest income denominated in foreign currencies.

The Fund may typically invest in debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Balances Risk

The Fund’s cash balances may be held at accounts with the Fund’s custodian or utilized in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. All cash accounts, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, lack of account segregation, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Cash Positions Risk

When the Fund’s investments in cash or similar investments increase (which may occur in response to adverse market, economic or political conditions, or when the Adviser believes there are not sufficient investment opportunities that meet the Fund’s investment criteria), it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. Under such circumstances, the Fund may not achieve its investment objective.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in the common stocks of companies that have historically paid dividends; however, there is no certainty that such companies that have historically paid dividends will continue to do so in the future. The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of

Prospectus – August 31, 2024	12

Seafarer Overseas Value Fund

any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have lower per capita income compared to advanced economies. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments. Compared to more developed countries, developing countries have social and legal systems that offer less protection to shareholders; economies that may be narrowly concentrated on a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; opaque and unpredictable regulatory systems; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight. Developing countries may be especially prone to currency-related risks and exposed to negative global economic shocks. Developing countries may be more vulnerable to natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, and internal and cross-border conflicts.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; and corruption. War and other forms of armed conflict and terrorism may significantly affect the countries, markets, and companies in which the Fund invests, and may cause the Fund to incur losses.

Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Some foreign issuers listed on U.S. exchanges may not fully comply with U.S. audit requirements, and may be delisted as a result. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

In order to gain exposure to certain foreign issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

13	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

High Yield or Junk Bond Risk

Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be negatively impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates.

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Large Shareholder Risk

Ownership of shares of the Fund may be concentrated in a small number of large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders, and may increase transaction costs.

Liquidity Risk

Low or fluctuating liquidity conditions or lack of exchange-based trading volume may make it difficult to sell securities held by the Fund without significantly changing the market value of the investment. The Fund may not be able to meet shareholder redemption requests in a timely manner without significant dilution of remaining shareholders’ interests in the Fund.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters, and the spread of infectious disease or other public health issues affect the securities and derivatives markets.

Region Emphasis Risk

The securities of companies in the same geographic region, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates, natural or other disasters, infectious disease, and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such geographic region comprised a lesser portion of the Fund’s portfolio.

Risk Related to Investing in Asia

The value of the Fund’s assets may be adversely affected by risks related to investing in Asia, in addition to the risks of foreign securities in general. The risks related to investing in Asia include political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption; and military activity.

Sanctions Risk

Securities held by the Fund may become subject to sanctions and other restrictions that negatively impact their value and liquidity. Sanctioned securities may be suspended for extended periods of time or delisted altogether. If markets for these securities cease to operate or become inaccessible to foreign investors, the Fund may be forced to fair value sanctioned securities at low levels or write them off entirely.

Prospectus – August 31, 2024	14

Seafarer Overseas Value Fund

Sector Emphasis Risk

The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio.

Small-, Mid-, and Large-sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Companies with large market capitalizations may have less growth potential than smaller companies and may not be able to react as quickly to changes in the marketplace.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depositary receipts may not enjoy the same degree of liquidity as the underlying securities that they represent.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. Value stocks also may decline in price even though the portfolio manager believes that they are already undervalued.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

15	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

Annual Total Return

Institutional Class (SIVLX) for calendar year ended December 31

Best Quarter – Q4 2020	19.36%
Worst Quarter – Q1 2020	-27.10%

The Fund’s Institutional Class year-to-date return as of June 30, 2024 was -2.29%.

Retail Class shares of the Fund were first offered to the public as of the date of this prospectus. Retail Class shares would have similar annual returns as the Institutional Class and Investor Class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Retail Class shares would pay higher expenses, and therefore would generally be expected to have lower returns than the Institutional Class and Investor Class, respectively.

Average Annual Total Return

For periods ended December 31, 2023

Fund Name	Return Type	1 Year	5 Years	Since Inception (5/31/2016)
Seafarer Overseas Value Fund – Institutional	Before Taxes	13.33%	9.45%	7.35%
	After Taxes on Distributions(1)	12.18%	8.49%	6.29%
	After Taxes on Distributions and Sale of Fund Shares(1)	8.07%	7.09%	5.38%
Seafarer Overseas Value Fund – Investor(2)	Before Taxes	13.30%	9.33%	7.24%
Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index(3)	No fees, expenses or taxes applied	9.50%	4.94%	6.55%
Morningstar Emerging Markets Net Return USD Index(4)	No fees, expenses or taxes applied	11.54%	4.90%	6.54%

(1)

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table. The after-tax return information shown does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

(2)

After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Retail Class shares and Investor Class shares, respectively, will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when buying or selling shares of the Fund.

(3)	Broad-based securities market index.

(4)	Additional index.

Prospectus – August 31, 2024	16

Seafarer Overseas Value Fund

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Manager

Paul Espinosa is the Lead Portfolio Manager of the Fund, and has primary responsibility for the day-to-day management of the Fund’s portfolio. Andrew Foster and Brent Clayton are the Co-Portfolio Managers of the Fund. Mr. Espinosa and Mr. Foster have held their roles since the inception of the Fund in May 2016. Mr. Clayton has held his role since February 2023.

Purchase and Sale of Fund Shares

The Fund offers three classes of shares, a Retail Class, an Investor Class, and an Institutional Class, each of which is offered by this Prospectus. The minimum initial investment for each of the Retail Class and the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for each share class.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 219623, Kansas City, MO 64121-9623, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its service providers may pay the intermediary for the distribution of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17	(855) 732-9220 seafarerfunds.com

Seafarer Funds

SEAFARER FUNDS

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Value Fund

Investment Objectives and Principal Investment Strategies

This section describes the investment objectives and principal investment strategies of the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (each a “Fund” and collectively the “Funds”). See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information (“SAI”) for more information about each Fund’s investments and the risks of investing.

Investment Objectives

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income, and seeks to mitigate adverse volatility in returns as a secondary objective.

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote. The Funds will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

Seafarer Overseas Growth and Income Fund

Under normal market conditions, the Seafarer Overseas Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in dividend-paying common stocks, preferred stocks, warrants, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the U.S.), foreign governments and their agencies. For this purpose, the debt obligations in which the Fund may invest include corporate, government, agency, and convertible bonds.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning dividend-paying equities and convertible bonds is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries and territories. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations and territories include:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, and United Arab Emirates

Prospectus – August 31, 2024	18

Seafarer Funds

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as Bloomberg, Morningstar, FTSE, and MSCI. The Adviser believes most classification schemes classify developing countries as within emerging markets, although the specific countries within such category may vary.

The Fund may also invest in the securities of companies located in selected foreign developed nations and territories, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, these nations and territories include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; or (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in sponsored and unsponsored depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities. The Fund may invest in foreign securities denominated in foreign currencies, may hold foreign currencies for the purpose of settling transactions for securities denominated in foreign currencies, and may receive dividends and interest income denominated in foreign currencies.

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Seafarer Overseas Value Fund

Under normal market conditions, the Seafarer Overseas Value Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, warrants, and debt obligations of foreign companies (which the Fund regards as companies located outside the U.S.). For this purpose, the debt obligations in which the Fund may invest include corporate, government, agency, and convertible bonds.

The Fund’s portfolio is generally comprised of securities identified through a bottom-up security selection process based on thorough fundamental research. The Fund’s investment adviser, Seafarer, intends to employ a “value” style of investing. A “value” style of investing emphasizes investing in companies that currently have low or depressed valuations, but which also have the prospect of achieving improved valuations in the future. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

The Fund can invest without constraint in the securities of companies located in developing countries and territories. Seafarer considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations and territories include:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

19	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Qatar, Saudi Arabia, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as Bloomberg, Morningstar, FTSE, and MSCI. The Adviser believes most classification schemes classify developing countries as within emerging markets, although the specific countries within such category may vary.

The Fund may also invest in the securities of companies located in selected foreign developed nations and territories, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, these nations and territories include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; or (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in sponsored and unsponsored depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities. The Fund may invest in foreign securities denominated in foreign currencies, may hold foreign currencies for the purpose of settling transactions for securities denominated in foreign currencies, and may receive dividends and interest income denominated in foreign currencies.

The Fund may typically invest in debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

More on the Funds’ Investments and Related Risks

The Funds’ investment objectives and principal investment strategies are described above under “Investment Objectives and Principal Investment Strategies.” This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal risks that may affect the Funds’ portfolios. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ SAI, which is available without charge upon request (see back cover of this Prospectus).

Other Investment Policies

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Prospectus – August 31, 2024	20

Seafarer Funds

Temporary Defensive Investments / Cash and Cash Equivalents

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents, and sovereign, government and agency debts and obligations. Cash positions may be administered through the Funds’ cash sweep program, which may entail cash holdings in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. The Fund may also hold all or a portion of its uninvested cash in foreign currencies or their equivalents.

Borrowing and Leverage

Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. Leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio.

Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings.

Non-principal Investment Strategies

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above and as otherwise required by the 1940 Act and the rules and regulations thereunder, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Principal and Non-principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks and certain non-principal risks of each Fund are summarized in the Fund’s “Fund Summary” section above and further described in the following table. For additional information regarding risks of investing in a Fund, including other non-principal risks of a Fund, please see the SAI.

P = Principal risk	NP = Non-principal risk	N/A = Not applicable

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
Cash Balances Risk	P	P
Cash Positions Risk	NP	P
Common and Preferred Stock Risks	P	P
Convertible Securities Risk	P	NP
Currency Risk	P	P
Developing Country Risk	P	P
Equity Securities Risk	P	P
Fixed Income Securities Risk	P	P

21	(855) 732-9220 seafarerfunds.com

Seafarer Funds

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
Foreign Securities Risk	P	P
Growth Stock Risk	P	NP
High Yield or Junk Bond Risk	P	P
Issuer Focus Risk	P	P
Large Shareholder Risk	P	P
Liquidity Risk	P	P
Managed Portfolio Risk	P	P
Market Risk	P	P
Region Emphasis Risk	P	P
Risk Related to Investing in Asia	P	P
Sanctions Risk	P	P
Sector Emphasis Risk	P	P
Small-, Mid-, and Large-sized Company Risk	P	P
Trading Markets and Depositary Receipts Risk	P	P
Value Stock Risk	NP	P

Cash Balances Risk

The Fund’s cash balances may be held at accounts with the Fund’s custodian or utilized in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. All cash accounts, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks, which may include absence of FDIC protection, lack of account segregation, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets. The vehicles through which the Fund’s cash sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Cash Positions Risk

When the Fund’s investments in cash or similar investments increase (which may occur in response to adverse market, economic or political conditions, or when the Adviser believes there are not sufficient investment opportunities that meet the Fund’s investment criteria), it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. Under such circumstances, the Fund may not achieve its investment objective.

Common and Preferred Stock Risks

Stock markets are volatile. The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in the common stocks of companies that have historically paid dividends; however, there is no certainty that such companies that have historically paid dividends will continue to do so in the future. Dividend-paying common stocks, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of

Prospectus – August 31, 2024	22

Seafarer Funds

convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The prices of common and preferred stocks, even those that pay regular dividends, can be highly volatile. Investors should not assume that the Fund’s investments in such securities will necessarily reduce the volatility of the price of the Fund’s shares (net asset value or “NAV”) or provide “protection,” compared to other types of securities, when markets perform poorly.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation. Any of the aforementioned currency risks might induce material volatility to the Fund’s net asset value; might alter the fair value of the Fund’s assets; or might compromise the Fund’s liquidity in a material manner, including compromising the Fund’s ability to honor redemption requests from its shareholders. Certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Taxes” below.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have lower per capita income compared to advanced economies. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments. Compared to more developed countries, developing countries have social and legal systems that offer less protection to shareholders; economies that may be narrowly concentrated on a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; opaque and unpredictable regulatory systems; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight. Developing countries may be especially prone to currency-related risks and exposed to negative global economic shocks. Developing countries may be more vulnerable to natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, and internal and cross-border conflicts. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

23	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities. In certain instances, equity securities may decline precipitously or become worthless.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. In certain instances, fixed income securities may decline precipitously or become worthless.

Foreign Securities Risk

Foreign companies not publicly traded in the U.S. are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign issuers listed on U.S. exchanges may not fully comply with U.S. audit requirements, and may be delisted as a result. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investments in foreign issuers may be subject to various risks including, depending on the country in question, currency fluctuations; higher transaction costs; delayed settlement; possible controls on investment, including limitations on foreign ownership; expropriation and nationalization risks; sanctions or other measures by the U.S. or other countries; liquidity risks and extended trading halts; abnormally high price volatility; and less stringent investor protection and disclosure standards of foreign markets, such as the lack of availability of financial statements printed in English and different accounting standards versus U.S. Generally Accepted Accounting Principles (GAAP).

In order to gain exposure to certain foreign issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of developing countries (including countries in which the Fund invests, as well as broader regions); international relations with other nations; natural disasters; and corruption.

War and other forms of armed conflict and terrorism may significantly affect the countries, markets, and companies in which the Fund invests. These events may cause instability across global markets and worsen pre-existing political, social, and economic risks. These events also may lead to travel restrictions and border closings, population migrations (i.e., refugee and victim crises), supply chain disruptions, currency and commodity price volatility, exchange trading suspensions and closures, reductions and increases in consumer demand, food and energy shortages, and challenges to the preparation and

Prospectus – August 31, 2024	24

Seafarer Funds

delivery of healthcare services. These disruptions or market dislocations could adversely impact the investment adviser’s ability to execute investment decisions in a timely manner and achieve the Fund’s investment objectives. Any such events could have a significant adverse impact on the value and risk profile of the Fund, and may cause the Fund to incur losses.

The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, political unrest in Hong Kong, border disputes with many of its neighbors, and historically strained relations with Japan could adversely impact economies in the region.

The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the U.S., Europe and other Asian economies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s economy may be adversely affected by the fact that substantial, and possibly increasing, portions of the economy are centrally planned. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism.

Developing countries in Eastern Europe, Latin America, the Middle East and Africa may be similarly negatively affected by political, military, religious and economic factors. Political upheaval and associated events may occur more frequently in developing countries. U.S. military actions in much of the Middle East cannot be predicted.

Turmoil in developed countries may also impact contiguous developing countries. Western Europe’s fiscal position and related concerns may impact the emerging economies of Eastern Europe. Hunger and disease in Africa and the rise of religious radical groups can adversely impact the growth of emerging economies on the continent of Africa.

The effects of geopolitical events on the global economy and securities markets are unpredictable and may impact the Fund.

Growth Stock Risk

Growth stocks may be more sensitive to market movements and interest rate changes because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks generally have above average growth potential, low dividends, and high prices relative to standard measures. Seeking earnings growth may result in significant investments in some sectors, including the technology sector, that may be subject to greater volatility than other sectors of the economy. Growth stocks may be more susceptible to earnings disappointments, technological obsolescence, and falling prices and profits. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Such stocks may not realize growth sufficient to justify higher prices, and this may beget subsequent price volatility or unrealized capital losses.

High Yield or Junk Bond Risk

The Fund may invest in high yield securities. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be negatively impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities. In certain instances, high yield securities may decline precipitously or become worthless.

25	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Large Shareholder Risk

Ownership of shares of the Fund may be concentrated in a small number of large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders, and may increase transaction costs. These transactions potentially limit the use of any capital loss carry-forwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Liquidity Risk

Liquidity risk exists when low or fluctuating liquidity conditions, a lack of exchange-based trading volume, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions without significantly changing the market value of the investment. The Fund may not be able to meet shareholder redemption requests in a timely manner without significant dilution of remaining shareholders’ interests in the Fund. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risks tend to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in developing countries.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses. There is no guarantee that the investment adviser’s security selection techniques will achieve the Fund’s investment objective or produce desired results.

The investment adviser relies on a number of information sources in considering current and prospective portfolio holdings, including regulatory filings, press releases, and news reports. False, manipulated, or distorted information affecting these sources – including hoax regulatory filings and news reports generated by artificial intelligence – could lead the investment adviser to make investment decisions that adversely affect the Fund’s portfolio and shareholders’ investment returns.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters, and the spread of infectious disease or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Region Emphasis Risk

Region emphasis risk is the risk that the securities of companies in the same geographic region, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to

Prospectus – August 31, 2024	26

Seafarer Funds

market conditions, interest rates, natural or other disasters, infectious disease, and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such geographic region comprised a lesser portion of the Fund’s portfolio. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in a region.

Risk Related to Investing in Asia

The value of the Fund’s assets may be adversely affected by risks related to investing in Asia, in addition to the risks of foreign securities in general. The risks related to investing in Asia include political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption; and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position, and sensitivity to changes in global trade.

Sanctions Risk

Foreign countries may be subject to sanctions — or other restrictions resulting from new laws, regulations, and executive orders — from the U.S. and other developed markets, leading to a severe drop in the value of securities from that country. These sanctions or restrictions may significantly reduce the liquidity of securities held by the Fund or prevent them from being traded at all. As a result of sanctions or restrictions, securities may be suspended for extended periods of time or delisted altogether. Fund counterparties may be unwilling to transact in securities from a specific jurisdiction even if the issuer itself is not subject to sanctions or restrictions. If markets for these securities cease to operate or become inaccessible to foreign investors, the Fund may be forced to fair value these securities at low levels or write them off entirely. The Fund may hold the securities of non-sanctioned companies with significant assets in a sanctioned country or that derive significant income from the sanctioned country. These companies may face pressure or be compelled by law to divest from their operations in the sanctioned country at a significant loss.

Sector Emphasis Risk

Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was invested across a greater number of sectors.

Small-, Mid-, and Large-sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies. Investments in larger capitalization companies, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may not be able to react as quickly to changes in the marketplace.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security.

27	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Depositary receipts may not enjoy the same degree of liquidity as the underlying securities that they represent. In addition, depositary receipts may not pass through voting and other shareholder rights. A sponsored ADR is a legal relationship between the ADR and the foreign company whereby the foreign company is responsible for the cost of issuing the security. Sponsored ADRs are listed on major exchanges while unsponsored ADRs can only trade on the over-the-counter (OTC) market. Unsponsored ADR, EDR, and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipt. Available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs, and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. Value stocks also may decline in price even though the portfolio manager believes that they are already undervalued. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Disclosure of Portfolio Holdings

The Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

Management

Seafarer Capital Partners, LLC, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2011, and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 60 E. Sir Francis Drake Blvd., Suite 200, Larkspur, CA 94939.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund shall pay to the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Each Fund has adopted a Shareholder Services Plan (the “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15%, 0.15%, and 0.05% of the average daily net asset value of the Retail, Investor, and Institutional classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization.

Prospectus – August 31, 2024	28

Seafarer Funds

The Adviser has agreed to contractually limit the total amount of the “Management Fees” that it is entitled to receive from the Funds. To the extent the Total Annual Fund Operating Expenses of a Fund (inclusive of acquired fund fees and expenses, and exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.35% for Retail Class shares, 1.15% for Investor Class shares, and 1.05% for Institutional Class shares, respectively, of the average daily net assets, the Adviser shall reimburse such Fund (or class as applicable) by the amount of such excess, subject to recapture as described below. Such reimbursement may include waiving all or a portion of the Adviser’s Management Fee. The reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. In addition, if the Adviser ceases to serve as investment adviser to a Fund as a consequence of (i) a fund reorganization in which the Fund is not the surviving entity or (ii) the hiring of a new investment adviser who is not an affiliate of the Adviser, the Fund will cease to pay to Adviser any such outstanding reimbursable fees and expenses, effective upon the effective date of such event. This agreement may not be terminated or modified prior to August 31, 2025 except with the approval of the Fund’s Board of Trustees.

The current term of the Advisory Agreement is, separately with respect to each Fund, one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Funds’ Advisory Agreement is provided in the Funds’ Annual Report to shareholders for the period ended April 30, 2024.

During the most recent fiscal year ended April 30, 2024, each Fund paid the following aggregate advisory fees, expressed as a percentage of daily net assets (net of waivers), to the Fund’s investment adviser.

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual Advisory Fee to Investment Adviser (as a percentage of daily net assets)
Seafarer Overseas Growth and Income Fund	0.73%	0.73%
Seafarer Overseas Value Fund	0.73%	0.72%

Adviser’s Philosophy

Seafarer believes that disciplined active management, applied over a long-term horizon, can enhance investment performance and mitigate portfolio volatility.

Seafarer believes that structural inefficiencies exist within the financial markets of most developing countries. These inefficiencies give rise to persistent mispricing of individual securities. Such inefficiencies may beget pronounced fluctuations in liquidity conditions, which can distort valuations over the short term; alternatively, they may manifest in information asymmetries, where market participants misjudge the quality and growth prospects of a given business over the long term.

Seafarer further believes that most benchmark indices used to measure the performance of developing markets may incorporate certain shortcomings or biases. These biases mean that popular benchmarks may not fully represent the underlying economic and financial activity that they are supposed to track.

Seafarer thinks the presence of these two anomalies – mispriced individual securities, and benchmarks that incorporate biases – may provide an opportunity to enhance long-term investment performance for the benefit of shareholders.

29	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Seafarer believes that fundamental research on individual companies is the best means by which to capitalize on persistent inefficiencies in financial markets. Seafarer constructs portfolios from the “bottom up,” meaning that it selects individual securities based on their specific merits.

Seafarer believes its process is best suited to a long-term investment horizon. Seafarer avoids chasing short-term investment themes or trying to time markets.

Seafarer’s objective is to provide long-term investment portfolios that participate in the opportunities afforded by growth and progress in the developing world. Seafarer’s goal is to build lasting wealth for its clients over time.

Portfolio Managers

More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds is included in the SAI. The lead portfolio managers of the Seafarer Overseas Growth and Income Fund are jointly and primarily responsible for the day-to-day management of the Fund. Paul Espinosa is primarily responsible for the day-to-day management of the Seafarer Overseas Value Fund.

Portfolio Manager	Fund(s)	Experience
Paul Espinosa	Seafarer Overseas Growth and Income Fund Seafarer Overseas Value Fund

Paul Espinosa is a Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since August 2018. Previously, he was a Co-Portfolio Manager of the Fund since June 2016. Mr. Espinosa is the Lead Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since its inception in May 2016.

Before joining Seafarer Capital Partners in 2014, Mr. Espinosa was an equity research analyst at Legg Mason, where he focused on global emerging markets. Prior to joining Legg Mason, Mr. Espinosa performed the same function with the same team at Citigroup Asset Management. His previous experience includes equity research at J.P. Morgan Investment Management.

Mr. Espinosa holds an A.B. in Economics with Honors from Brown University. He is a CFA charterholder and a member of the CFA Institute.

Andrew Foster	Seafarer Overseas Growth and Income Fund Seafarer Overseas Value Fund

Andrew Foster is a Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since its inception in February 2012. He is the Co-Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since its inception in May 2016. Mr. Foster is also the Chief Investment Officer of Seafarer Capital Partners, LLC, investment adviser to the Funds.

Before founding Seafarer Capital Partners in 2011, Mr. Foster was a Lead Portfolio Manager, Acting Chief Investment Officer, and Director of Research at Matthews International Capital Management, adviser to the Matthews Asia Funds.

Mr. Foster holds an A.B. in Public Policy and a secondary degree in Economics from Stanford University and an M.B.A. from INSEAD in France.

Prospectus – August 31, 2024	30

Seafarer Funds

Portfolio Manager	Fund(s)	Experience
Lydia So	Seafarer Overseas Growth and Income Fund

Lydia So is a Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since August 2022.

Before joining Seafarer Capital Partners in 2022, Ms. So was a Portfolio Manager at Rondure Global Advisors from 2020 to 2022. Before Rondure, she was a Lead Portfolio Manager at Matthews International Capital Management, adviser to the Matthews Asia Funds, from 2004 to 2020. Prior to joining Matthews, Ms. So was a portfolio associate at Dresdner RCM Global Investors. She began her career at Kochis Fitz Wealth Management.

Ms. So holds a B.A. in Economics from the University of California, Davis. She is a CFA charterholder and a member of the CFA Institute.

Brent Clayton	Seafarer Overseas Value Fund

Brent Clayton is a Co-Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since February 2023.

Before joining Seafarer Capital Partners in 2018, Mr. Clayton served as Co-Portfolio Manager, Head of Fundamental Research, and Equity Analyst at LR Global Partners, an investment firm focused on value-based investing in frontier and emerging markets.

Mr. Clayton holds an A.B. with Honors in Government from Dartmouth College. He is a CFA charterholder and a member of the CFA Institute.

Kate Jaquet	Seafarer Overseas Growth and Income Fund

Kate Jaquet is a Co-Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since June 2016.

Before joining Seafarer Capital Partners in 2011, Ms. Jaquet was a buy-side high yield research analyst at Seneca Capital Management, LLC. Prior to joining Seneca, she was a sell-side emerging market research analyst at Credit Suisse First Boston. Ms. Jaquet began her career as an economic policy researcher for the Adam Smith Institute in London.

Ms. Jaquet holds a B.Sc. with Honors in Economics and Government and a M.Sc. in Economics and Public Policy, both from the London School of Economics.

Administrator, Transfer Agent, and Distributor

ALPS Fund Services, Inc. serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

31	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Buying and Redeeming Shares

The following tables provide a summary of certain information about how to buy, exchange or redeem shares. The information in these tables is qualified in its entirety by the detailed descriptions that follow. You should read these tables in conjunction with the rest of the information in this section.

Investment Minimums*

	Retail Shares	Investor Shares	Institutional Shares
Minimum Initial Investment	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.

$25,000 for all accounts. Investors generally may meet the minimum initial investment by aggregating multiple accounts within the Fund. If a shareholder invests through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. Aggregation of multiple accounts to meet the minimum initial investment may be subject to the requirement that the investments are held and transmitted to the transfer agent in an omnibus account.

Minimum Subsequent Investment	$100	$100	$100

*

Each Fund reserves the right to waive or change investment minimums, in general or for accounts as sold through specific financial intermediaries, and delegates such authority to Seafarer. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums. Employees of the Adviser and their family members are not subject to any initial or subsequent investment minimums.

Opening an Account

By Mail

You may obtain an account application by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday, or via the Funds’ website at seafarerfunds.com.

Please mail your completed account application and a personal check payable to Seafarer Funds to:

Seafarer Funds P.O. Box 219623 Kansas City, MO 64121-9623
Online	Please visit seafarerfunds.com.
By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

Prospectus – August 31, 2024	32

Seafarer Funds

By Wire	To open an account and make an initial investment by wire, please first complete an account application form (see the options above).

After the Fund has received your completed account application form at one of the addresses listed above, you will receive an account number. Please ensure that your bank receives this account number as part of your wiring instructions.

For details on wiring instructions, please call 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday.

Please note that most banks charge fees when sending wires.

Adding to an Account (Subsequent Investment)

Existing Investor and Institutional Class shareholders may purchase additional shares of the same class for all authorized accounts through the methods described below.

By Mail

Please send a letter (with your account number) or statement stub to the Fund, or complete a subscription form (available at seafarerfunds.com or by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday).

Mail the letter or completed form, along with a personal check payable to Seafarer Funds, to:

Seafarer Funds P.O. Box 219623 Kansas City, MO 64121-9623
Online

Before you can make a subsequent investment online, you must first establish online account access. You will need your Fund account number and your Social Security Number to establish online account access. Visit seafarerfunds.com and select Account Login, where you will be able to create a user ID and password.

Via Automatic Investment Plan

You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the account application.

Additionally, you may establish an Automatic Investment Plan by completing the Account Options Form available at seafarerfunds.com.

By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.
By Wire

Please call us at 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday, and inform us that you will be wiring funds.

Please ensure that your bank receives your Fund account number as part of your wiring instructions. For details on wiring instructions, please call 1-855-732-9220.

Please note that most banks charge fees when sending wires.

33	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Selling Shares (Redeeming Your Investment)

By Mail

Please send a letter to the Fund, or complete a redemption form (available at seafarerfunds.com or by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday).

Mail the letter or completed form to:

Seafarer Funds P.O. Box 219623 Kansas City, MO 64121-9623

Please include your name, account number and sale amount in dollars or shares. Please ensure that each owner of the account signs the letter or form.

For security purposes, a medallion signature guarantee will be required if:

1. Your written request is for an amount over $100,000; or

2. A change of address was received by the Fund’s transfer agent within the last 30 days; or

3. The money is to be sent to a destination other than your bank account or address of record.

For more information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

By Phone

Please call 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday to redeem your shares.

When you open your account you will automatically have the ability to redeem shares by telephone unless you specify otherwise on your account application. To change your telephone preferences, please complete the Account Options Form available at seafarerfunds.com or call 1-855-732-9220.

PLEASE NOTE: Redemption by phone is not available for retirement or education savings accounts.

By Wire

If you have previously established wiring instructions for your account, please call 1-855-732-9220 to redeem your shares, or complete a redemption form available at seafarerfunds.com. Please note that a Fund or your bank may charge a fee in order to process the wire.

If you have an open account, but have not previously established wiring instructions for that account, please send us a written request to add such wiring instructions to your account. In order to do this, please complete the Transaction Request Form or Account Options Form available at seafarerfunds.com or call 1-855-732-9220.

Online

Before you can sell shares online, you must first establish online account access. You will need your Fund account number and your Social Security Number to establish online account access. Visit seafarerfunds.com and select Account Login, where you will be able to create a user ID and password.

By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid medallion signature guarantee form, when changing certain information in an account (i.e., wiring instructions etc.). For information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

Prospectus – August 31, 2024	34

Seafarer Funds

Each Fund has the right to charge an annual service fee or other designated fees (e.g., a transfer, rollover or termination fee) for maintaining a shareholder’s retirement account. In addition, each Fund has the right to be reimbursed for all reasonable expenses, including legal expenses, that the Fund incurs in connection with the administration of a retirement account. Each Fund may charge a shareholder separately for any such fees or expenses, or the Fund may deduct the amount of the fees or expenses from the assets in the shareholder’s retirement account at its discretion. Each Fund reserves the right to charge any additional fee upon 30 days’ notice to a shareholder that the fee will be effective.

An annual pass-through IRA and Coverdell Education Savings Account maintenance fee of $10.00 is charged by the IRA custodian on a per-account basis.

Classes of Shares

Each Fund offers three classes of shares, a Retail Class, an Investor Class, and an Institutional Class.

Each share class of such Fund represents an investment in the same portfolio of securities, but each share class has its own charges and expense structure. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers).

Financial intermediaries through which shareholders hold Fund shares may require payments for the provision of distribution, administrative, or shareholder retention services, and networking and/or omnibus account fees. Some of the foregoing payments may be borne by the Adviser or other service providers to the Fund; some payments (except those related to distribution for the Investor and Institutional Class shares) may be borne directly by the Fund.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Retail Class Shares

Each Fund has adopted a separate plan of distribution for Retail Class shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

The Plan allows each Fund, as applicable, to use Retail Class assets to pay fees in connection with the distribution and marketing of Retail Class shares and/or the provision of ongoing shareholder services to Retail Class shareholders.

The Plan permits each Fund to make total payments at an annual rate of up to 0.20% of a Fund’s average daily net assets attributable to its Retail Class shares. Because these fees are paid out of a Fund’s Retail Class assets on an ongoing basis, over time they will increase the cost of an investment in Retail Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, each Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for beneficial shareholders of the Fund’s Retail Class. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Retail Class shares of each Fund. The Adviser will not receive any payment, reimbursement, or any other form of disbursement from this Plan under any circumstances. Any amounts paid by a Fund to the Distributor in excess of the payments made by the Distributor to the

35	(855) 732-9220 seafarerfunds.com

Seafarer Funds

parties providing services shall be periodically remitted to the Fund for the benefit of the shareholders of the Retail Class.

Shareholder Services Plan

The Retail Class, Investor Class, and Institutional Class shares of the Funds have adopted a shareholder services plan (“Services Plan”). Under the Services Plan, the Funds are authorized to pay select financial intermediaries and/or Fund affiliates who have entered into a written agreement with the Funds to perform certain ongoing non-distribution-related shareholder services provided to shareholders in each of the Retail Class, Investor Class and Institutional Class shares of the Funds (“Participating Organizations”).

The aggregate fees on an annual basis for each of the Retail Class shares and Investor Class shares of the Funds are not to exceed 0.15% of the average daily net asset value of the Retail Class shares or Investor Class shares, as applicable, held in the name of a Participating Organization. The aggregate fees on an annual basis for the Institutional Class shares of the Funds are not to exceed 0.05% of the average daily net asset value of the Institutional Class shares held in the name of a Participating Organization. The Services Plan fees are compensation for providing some or all of the following ongoing shareholder related services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (iii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution-related services or activities. Any amount of such Services Plan fees not paid for such services shall be periodically remitted to such Fund’s applicable share class.

Because these Services Plan fees are paid out of a Fund’s assets on an ongoing basis, over time, it will increase the cost of an investment in a Fund. Services Plan Fees incurred are included under “Other Expenses” in a Fund’s Fees and Expenses tables in this Prospectus.

Networking, Sub-Accounting, and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These services are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund, which is typically paid pursuant to the Shareholder Services Plan. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services is in addition to, and distinct from, any payments for distribution-related services, if any, provided to applicable Fund shareholders.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional distribution, marketing, shareholder servicing, and/or administrative activities to select financial intermediaries out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of each Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to the fees disclosed in this prospectus. Please contact your financial intermediary for details about any fees or expenses it charges.

Prospectus – August 31, 2024	36

Seafarer Funds

Investment Minimums

For each Fund, the minimum initial investment for each of the Retail Class and Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for each share class.

The Funds reserve the right to waive or change investment minimums, in general or for accounts as sold through specific financial intermediaries, and delegate such authority to Seafarer. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums.

Employees of the Adviser and their family members are not subject to any initial or subsequent investment minimums.

Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with a Fund or its agent by the time the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order by the actual closing time. Any such orders for purchases of a Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Orders received by financial intermediaries by the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Seafarer Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Investors may be charged a fee if they effect transactions through a broker or agent. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens and/or residents.

The Funds generally will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Restrictions on Fund Purchases

The Seafarer Overseas Growth and Income Fund’s Investor Class (which closed to most new investors on September 30, 2016) is available for purchase only by the following investors:

●	Existing shareholders of the Fund’s Investor Class;
●	Financial advisers with existing clients invested in the Fund’s Investor Class (i.e., these advisers can continue to add new clients in the Fund’s Investor Class); and
●	Employees of Seafarer and their family members.

37	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Please note the following about the Fund’s Investor Class:

●	Some broker-dealers and financial intermediaries may not be able to accommodate purchases of the Fund’s Investor Class based on the criteria listed above.
●	If a shareholder closes an account in the Fund’s Investor Class due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund’s Investor Class.

●

Exchanges between the Seafarer Funds (i.e., the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund) and share class transfers are subject to any existing restrictions on, or conditions of, the Fund and/or share class that is to be acquired.

●	The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

Automatic Investment Plans

Automatic Investment Plans allow you to make regular investments in a Fund through automatic deductions from your bank account. Automatic Investment Plans are offered for both the Investor and Institutional share classes. You may establish an Automatic Investment Plan when you open your account or, for an existing account, by completing the Account Options Form available at seafarerfunds.com. The minimum automatic deduction is $100 per month or quarter. There is no charge to participate in a Fund’s Automatic Investment Plan. You can stop the deductions at any time by notifying the Fund in writing or via telephone at 1-855-732-9220.

Redeeming Shares

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, and otherwise within no more than seven calendar days from the date of redemption. If notice of a redemption request is received on a day that is not a business day, the redemption notice will be deemed received as of the next business day. If notice of a redemption request is received on a business day, but after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemptions, like purchases, may be made directly through the Funds or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing, redemption or service fee in connection with the redemption of shares.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation)

Prospectus – August 31, 2024	38

Seafarer Funds

an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, and otherwise within no more than seven calendar days from the date of redemption, unless the Fund’s Board of Trustees has elected to suspend shareholder redemptions because the Fund has incurred extraordinary and adverse currency, liquidity or valuation-related events. If notice of a redemption request is received on a day that is not a business day, the redemption notice will be deemed received as of the next business day. If notice of a redemption request is received on a business day, but after the close of regularly scheduled trading on the NYSE (normally, 4 p.m. Eastern time), the redemption notice will be deemed received as of the next business day. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. A Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a medallion signature guarantee, as described in “Medallion Signature Guarantees” in this Prospectus.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make redemption payments in securities rather than cash. If a Fund deems it advisable that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares Are Priced” below. A shareholder may pay brokerage charges and other transaction-related fees on the sale of any securities received as a result of a redemption in-kind.

Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. Each Fund requires a medallion signature guarantee on any written redemption request over $100,000 (but may require additional documentation or a medallion signature guarantee on any redemption request, or on certain types of transfer requests or account registration changes). Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the U.S., brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Call your financial institution to find out if it participates in a medallion program, or call the Funds at 1-855-732-9220 for information on obtaining a medallion signature guarantee.

Share Class Transfers

Fund shareholders may transfer shares between the Investor and Institutional classes of the same Fund. Share class transfers must generally meet the minimum investment requirements described in “Investment Minimums” in this Prospectus, though each Fund reserves the right to waive or change investment minimums and delegates such authority to Seafarer. A share class transfer between shares of the same Fund is generally not considered a taxable transaction, although significant holders may have certain related reporting obligations discussed in the SAI under “FEDERAL INCOME TAXES – Transfers between Classes of Funds.” The Funds do not impose fees for share class transfers. You may

39	(855) 732-9220 seafarerfunds.com

Seafarer Funds

request a share class transfer by telephone or by mail. Please call Shareholder Services at 1-855-732-9220 for more information. Please note: broker-dealers or financial intermediaries might restrict share class transfers, or they might impose fees on such transfers.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of the other Fund, if such Fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. Any new account or new subscription established through an exchange is subject to any existing restrictions or conditions on the Fund that is to be acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. If a shareholder exchanges the shares of one Fund for another, the shareholder is not entitled to later reverse the exchange unless all the foregoing conditions are satisfied.

Before effecting an exchange, you should read the prospectus of the Fund into which you are exchanging.

An exchange between shares of different Funds represents the sale of shares of one Fund and the purchase of shares of another Fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-qualified account. Transfers between classes of a single Fund are generally not considered a taxable transaction (see “Share Class Transfers” above), although significant holders may have certain related reporting obligations discussed in the SAI under “FEDERAL INCOME TAXES – Transfers between Classes of Funds.”

The exchange privilege may be modified or terminated upon sixty (60) days written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Share Transactions

Small Account Balances / Mandatory Redemptions

If at any time your account balance falls below the applicable minimum initial investment amount for the share class and type of account described under “Investment Minimums” in this Prospectus due to redemptions, a letter may be sent advising you to add to your account to meet the applicable minimum account balance, to transfer your shares to another share class of the Fund for which you are eligible, or to redeem the remaining shares in your account. If action is not taken within 30 days of the notice, the Fund may require mandatory redemption of shares, or the Fund may elect to transfer the shares to another share class of the Fund for which you are eligible. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Each Fund reserves the right to waive or change investment minimums, and delegates such authority to Seafarer. Employees of the Adviser and their family members are not subject to any initial or subsequent investment minimums.

Share Certificates

The Funds do not issue share certificates.

Verification of Accounting Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Prospectus – August 31, 2024	40

Seafarer Funds

Non-receipt of Purchase Wire / Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. Each Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

Because of the risks associated with an investment in the Funds, and so that you can better manage volatility in each Fund’s NAV, the Funds recommend that you invest only for the long term. Short-term buying and selling of shares of a Fund may have detrimental effects on the Fund and other shareholders. Short-term trading and market timing can disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs and taxation impacts, which are often borne by non-redeeming shareholders.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions, and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order from any investor the Funds believe has a history of abusive trading or whose trading, in the Funds’ judgment, has been or may be disruptive to the Funds. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage a Fund.

How Fund Shares Are Priced

The Board has approved procedures to be used to value the Funds’ securities for the purpose of determining a Fund’s NAV. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Adviser as the “valuation designee”.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing utilized by the

41	(855) 732-9220 seafarerfunds.com

Seafarer Funds

valuation designee using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service utilized by the valuation designee, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/ dealers that make a market in the security.

When such prices or quotations are not available, or when the valuation designee believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee. Because a Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if the valuation designee determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Funds invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Prospectus – August 31, 2024	42

Seafarer Funds

Dividends and Distributions

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual distributions, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual distribution in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers. Subject to certain limitations under the 1940 Act and the rules and regulations thereunder, a Fund may make additional distributions at other times if the Fund believes doing so will share tax obligations more ratably and more equitably across shareholders over time.

Income dividend distributions are derived from interest and other income each Fund receives from its portfolio holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income distribution. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities in which the Fund own an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short- term and long-term capital gains distributions.

Distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your account settings at any time to be effective as of the next distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution is made. Distribution checks will only be issued for payments greater than $25.00. Distribution payments less than $25.00 will automatically be reinvested in shares of the Fund(s) generating the distribution. Un-cashed distribution checks will be canceled, and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (i) are returned and marked as “undeliverable” or (ii) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Federal Income Taxes

Except as discussed under the heading “Other Foreign Tax Issues,” the discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

●	U.S. citizens or residents;
●	U.S. corporations;
●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
●

a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax- exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the U.S. or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax, or the U.S. federal corporate alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes), or a U.S. person who owns shares through a pass-through entity. All investors should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

43	(855) 732-9220 seafarerfunds.com

Seafarer Funds

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment companies” (or RICs) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that neither Fund is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds in which the Fund owns investments. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income.

The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which is taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (with certain exceptions).

Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less. Each Fund may realize ordinary income from distributions from exchange traded funds, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund, and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%, which is in addition to the 3.8% surtax on net investment income described below. For more information, see the SAI under “FEDERAL INCOME TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing after a Fund has paid a distribution. Distributions made by the Fund to shareholders who own their shares through tax-qualified retirement accounts are generally not taxable.

Sale or Redemption of Fund Shares

A shareholder’s sale or redemption of Fund shares will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or redeemed. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate

Prospectus – August 31, 2024	44

Seafarer Funds

fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under “wash sale” rules if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. When that happens, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which would reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Each Fund may acquire debt obligations that have “original issue discount,” which is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income when and as the original issue discount accrues as required by applicable law. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends.

A Fund may also buy debt obligations in the secondary market that are treated as having a “market discount,” which is generally the excess of a debt obligation’s stated redemption price at maturity over the basis of the obligation immediately after acquisition by the taxpayer. Generally, a gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the instrument even though the Fund does not receive payment of such amount at that time.

Other Foreign Tax Issues

A Fund’s investments in India may be subject to short-term capital gains tax in that country. The tax is levied on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. A Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carry forwards on Indian securities. This accrual may reduce the Fund’s net asset value.

A Fund shareholder may bear the economic burden of Indian capital gains tax imposed on appreciated securities held for one year or less and sold by the Fund in order to fund redemptions of other shareholders. By contrast, a shareholder who redeems before the appreciated securities are sold could avoid the burden of those taxes.

In addition, a Fund may be subject to other foreign tax regulations on income and capital gains. For a more complete discussion of such issues, please refer to the SAI.

Medicare Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, to the extent that the taxpayer recognizes gross income (as

45	(855) 732-9220 seafarerfunds.com

Seafarer Funds

adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gains derived from an investment in a Fund.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24% for tax years beginning before 2026.

Financial Highlights

Retail Class shares of the Fund had not commenced operations as of the date of this prospectus. Because Retail Class shares have different expenses than Investor Class shares and Institutional Class shares, respectively, financial results for Retail Class shares would have differed.

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of each Fund for each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended April 30, 2024 has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available by calling 1-855-732-9220. The information for the fiscal years ended April 30, 2020 through April 30, 2023 was audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm.

Prospectus – August 31, 2024	46

Seafarer Overseas Growth and Income Fund

Financial Highlights, Investor Class

For a share outstanding through the years presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

47	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
$11.70	$12.06	$15.31	$10.31	$11.56

0.31	0.24	0.33	0.18	0.21
0.39	(0.27)	(2.42)	5.14	(1.15)
0.70	(0.03)	(2.09)	5.32	(0.94)

(0.26)	(0.20)	(0.28)	(0.17)	(0.31)
—	(0.13)	(0.88)	(0.15)	—
(0.26)	(0.33)	(1.16)	(0.32)	(0.31)
0.44	(0.36)	(3.25)	5.00	(1.25)
$12.14	$11.70	$12.06	$15.31	$10.31

6.01%	(0.13%)	(14.48%)	52.15%	(8.44%)

$224,934	$178,566	$197,523	$228,690	$154,017

0.96%	1.00%	1.00%	1.02%	1.02%
0.96%	1.00%	1.00%	1.02%	1.02%
2.53%	2.05%	2.33%	1.35%	1.88%
5%	22%	16%	47%	29%

Prospectus – August 31, 2024	48

Seafarer Overseas Growth and Income Fund

Financial Highlights, Institutional Class

For a share outstanding through the years presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
REDEMPTION FEES ADDED TO PAID IN CAPITAL
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)	Calculated using the average shares method.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

49	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Growth and Income Fund

Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
$11.77	$12.13	$15.39	$10.36	$11.61

0.32	0.26	0.35	0.20	0.22
0.40	(0.28)	(2.44)	5.16	(1.16)
0.72	(0.02)	(2.09)	5.36	(0.94)

(0.27)	(0.21)	(0.29)	(0.18)	(0.31)
—	(0.13)	(0.88)	(0.15)	—
(0.27)	(0.34)	(1.17)	(0.33)	(0.31)
—	—	—	—	—
0.45	(0.36)	(3.26)	5.03	(1.25)
$12.22	$11.77	$12.13	$15.39	$10.36

6.14%	(0.03%)	(14.41%)	52.28%	(8.34%)

$3,142,235	$2,045,090	$1,679,354	$1,827,624	$1,101,542

0.85%	0.90%	0.91%	0.92%	0.92%
0.85%	0.90%	0.91%	0.92%	0.92%
2.60%	2.22%	2.46%	1.47%	1.91%
5%	22%	16%	47%	29%

Prospectus – August 31, 2024	50

Seafarer Overseas Value Fund

Financial Highlights, Investor Class

For a share outstanding through the years presented

Investor Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)

Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.
(c)

In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

51	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

Year Ended April 30, 2024		Year Ended April 30, 2023	Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020
$13.39	(a)	$12.83 (a)	$13.16		$9.46	$11.41

0.47		0.38	0.42		0.22	0.29
0.61		0.39	(0.29)		3.64	(1.88)
1.08		0.77	0.13		3.86	(1.59)

(0.40)		(0.21)	(0.42)		(0.16)	(0.31)
—		—	(0.04)		—	(0.05)
(0.40)		(0.21)	(0.46)		(0.16)	(0.36)
0.68		0.56	(0.33)		3.70	(1.95)
$14.07		$13.39 (a)	$12.83	(a)	$13.16	$9.46

8.18	%(a)	6.11%	0.94	%(a)	40.96%	(14.54%)

$687		$600	$405		$431	$278

1.02%		1.23%	1.48%		1.49%	1.44%
1.15%		1.15%	1.15%		1.15%	1.15%
3.41%		2.98%	3.15%		1.99%	2.61%
3%		1%	14%		24%	25%

Prospectus – August 31, 2024	52

Seafarer Overseas Value Fund

Financial Highlights, Institutional Class

For a share outstanding through the years presented

Institutional Class
NET ASSET VALUE, BEGINNING OF PERIOD
INCOME FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver
PORTFOLIO TURNOVER RATE

(a)

Adjustments in accordance with U.S. GAAP were applied during the financial statement preparation. As a result of the adjustments, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value and total return for financial reporting purposes.

(b)	Calculated using the average shares method.
(c)

In some periods, total returns would have been lower had certain expenses not been waived during the periods. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

53	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

Year Ended April 30, 2024		Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021	Year Ended April 30, 2020
$13.43	(a)	$12.86	(a)	$13.18		$9.48	$11.43

0.48		0.40		0.46		0.25	0.30
0.62		0.39		(0.32)		3.62	(1.88)
1.10		0.79		0.14		3.87	(1.58)

(0.41)		(0.22)		(0.42)		(0.17)	(0.32)
—		—		(0.04)		—	(0.05)
(0.41)		(0.22)		(0.46)		(0.17)	(0.37)
0.69		0.57		(0.32)		3.70	(1.95)
$14.12		$13.43	(a)	$12.86	(a)	$13.18	$9.48

8.30	%(a)	6.22	%(a)	1.08	%(a)	40.98%	(14.47%)

$96,515		$80,150		$41,405		$34,714	$29,557

1.06%		1.18%		1.37%		1.51%	1.42%
1.05%		1.05%		1.05%		1.05%	1.05%
3.51%		3.11%		3.43%		2.19%	2.63%
3%		1%		14%		24%	25%

Prospectus – August 31, 2024	54

Seafarer Funds

Appendix A - Licensing Agreements

Source for Bloomberg Emerging Markets Large, Mid, and Small Cap Net Return USD Index: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (the “Funds”) are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the Funds in particular or the ability of the Morningstar Emerging Markets Net Return U.S. Dollar Index to track general equity market performance of emerging markets. The Morningstar Entities’ only relationship to Seafarer Capital Partners, LLC is the licensing of certain service marks and service names of Morningstar and of the Morningstar Emerging Markets Net Return U.S. Dollar Index which is determined, composed and calculated by the Morningstar Entities without regard to Seafarer Capital Partners, LLC or the Funds. The Morningstar Entities have no obligation to take the needs of Seafarer Capital Partners, LLC or the shareholders of the Funds into consideration in determining, composing or calculating the Morningstar Emerging Markets Net Return U.S. Dollar Index. The Morningstar Entities are not responsible for and have not participated in the determination of the net asset values of the Funds. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR EMERGING MARKETS NET RETURN U.S. DOLLAR INDEX OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SEAFARER CAPITAL PARTNERS, LLC, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR EMERGING MARKETS NET RETURN U.S. DOLLAR INDEX OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR EMERGING MARKETS NET RETURN U.S. DOLLAR INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

A-1	(855) 732-9220 seafarerfunds.com

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

Additional Information About the Funds

Shareholder Reports

Annual and Semi-annual Reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Funds’ performance during the annual and semi-annual periods.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Funds. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent at 1-855-732-9220 if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the Statement of Additional Information (without charge) or request other information about the Funds by contacting the Transfer Agent at 1-855-732-9220, by writing the Funds at Seafarer Funds, P.O. Box 219623, Kansas City, MO 64121-9623, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at seafarerfunds.com.

You can obtain copies of the Funds’ shareholder reports, Prospectus, and Statement of Additional Information for a fee by electronic request at the following email address: publicinfo@sec.gov. You can obtain the same reports and information free from the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

P.O. Box 219623 Kansas City, MO 64121-9623 (855) 732-9220 seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.

(Investment Company Act File no. 811-8194)

VULCAN
VALUE
PARTNERS

PROSPECTUS

August 31, 2024

VULCAN VALUE PARTNERS FUND

INVESTOR CLASS SHARES (VVPLX)

INSTITUTIONAL CLASS SHARES (VVILX)

VULCAN VALUE PARTNERS SMALL CAP FUND

INVESTOR CLASS SHARES (VVPSX)

INSTITUTIONAL CLASS SHARES (VVISX)

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

1	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	1.00%	1.00%
Other Expenses	0.08%	0.13%
Total Annual Fund Operating Expenses	1.08%	1.13%
Fee Waiver and Expense Reimbursement(1)	0.00%	-0.28%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may differ than those listed in the Financial Highlights)	1.08%	0.85%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 0.85% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. These fee waivers (the “Expense Agreements”) shall continue through August 31, 2025. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Prior to August 31, 2025, this waiver may only be discontinued or modified with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreements, which end on August 31, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$110	$343	$595	$1,316
Institutional Class Shares	$87	$331	$595	$1,348

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$110	$343	$595	$1,316
Institutional Class Shares	$87	$331	$595	$1,348

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes for a shareholder of the Fund when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-cap and large-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage. The Fund generally regards small-cap companies to be those less than $10 billion in market

www.vulcanvaluepartners.com	2

VULCAN VALUE PARTNERS FUND

capitalization and large-cap companies to be those greater than $10 billion in market capitalization. The Adviser expects that these ranges will change over time.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period. The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

This portfolio strategy invests in companies with larger market capitalizations. Generally, subject to price, any publicly traded company with reasonable economics would be a potential investment in this portfolio. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, allocations will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of net assets in publicly traded foreign securities, which may consist in whole or in part of securities of issuers in emerging markets. The Fund will ensure that no issuer’s securities will constitute more than 10% of the Fund’s assets. In addition, the Fund will be allowed to invest up to, but no more than, an aggregate of 40% of its assets in positions where the investment in the securities of an issuer exceeds 5% of the Fund’s assets. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments. The Fund is non-diversified, which means that it may take a more focused approach to investing.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk – Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. If the value of Fund’s investments goes down and you redeem your shares, you could lose money. While the ability to hold shares through periods of volatility may protect long-term investments from permanent loss, Fund investments might not be profitable either because the market fails to recognize the value or because the Adviser misjudged the value of the investment.

●	Business Ownership Risk – The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.

●

Small-Size Company Risk – The Fund’s investments in securities issued by small-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

●

Large-Size Company Risk – The Fund’s investments in larger companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Non-diversification Risk and Securities Concentration Limitations – The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

3	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Economic and Market Events Risk – Markets can be volatile in response to a number of factors, as well as broader economic, political, military and regulatory conditions. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance and may prevent execution of the Fund’s strategy successfully. It is not always possible to access certain markets or to sell certain investments at a particular time or at an acceptable price, thereby impacting the liquidity of a given portfolio. The value of the fund will change daily based on changes in market, economic, industry, political, military, regulatory, geopolitical, and other considerations.

●	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Emerging Markets Risk - To the extent that the Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Value Stocks Risk – The Fund invests in companies that the portfolio managers believe to be selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Fund to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The performance shown in the table below for periods prior to May 1, 2019 for Institutional Class shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Investor Class shares, without the effect of any fee and expense limitations or waivers. If Institutional Class shares of the Fund had been available during periods prior to May 1, 2019, the performance shown would have been higher. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.vulcanvaluepartners.com/mutual-funds/ or by calling 877.421.5078.

Annual Total Returns – Investor Class Shares
(Calendar years ended 12/31)

Best Quarter –	6/30/2020	24.87%
Worst Quarter –	6/30/2022	-28.51%

The Fund’s Investor Class shares year-to-date return as of June 30, 2024 was 8.49%.

www.vulcanvaluepartners.com	4

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (For the periods ended December 31)	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	41.77%	11.44%	7.82%
Return After Taxes on Distributions	41.75%	9.98%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares	24.74%	8.85%	5.86%
Institutional Class
Return Before Taxes	42.04%	11.67%	7.93%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)*	26.29%	15.69%	12.03%
Russell 1000 Value Index® (reflects no deduction for fees, expenses or taxes)**	11.46%	10.91%	8.40%

*	Broad-based securities market index.

**	Additional index.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Vulcan Value Partners, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners, LLC, has served as the Fund's portfolio manager since its inception in December 2009. McGavock Dunbar, CFA, of Vulcan Value Partners, LLC has served as the Fund's portfolio manager since May 2020. In addition, Stephen Simmons, CFA, Colin Casey, and Taylor Cline, CFA of Vulcan Value Partners, LLC have served as the Fund's portfolio manager since 2024. Mr. Fitzpatrick, Mr. Dunbar, Mr. Simmons, Mr. Casey, and Mr. Cline are jointly and primarily responsible for day-to-day management of the Fund's portfolio.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account in Investor Class shares is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account in Investor Class shares is $500. The subsequent investment minimum for any type of account in Investor Class shares is $500. The minimum investment to open any type of account in Institutional Class shares is $1 million. The subsequent investment minimum for any type of account in Institutional Class shares is $5,000. Purchases, exchanges and redemptions may be made on any business day through certain broker-dealers or other financial intermediaries, the Fund’s website at www.vulcanvaluepartners.com/mutual-funds/, by telephone at 877.421.5078, by regular mail at PO Box 219788 Kansas City, MO 64121-9788, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS SMALL CAP FUND
(THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	1.15%	1.15%
Other Expenses	0.12%	0.17%
Total Annual Fund Operating Expenses	1.27%	1.32%
Fee Waiver and Expense Reimbursement(1)	-0.02%	-0.32%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement may differ than those listed in the Financial Highlights)	1.25%	1.00%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% and 1.00% of the Fund’s average daily net assets with respect to Investor Class shares and Institutional Class shares, respectively. These fee waivers agreements (the “Expense Agreements”) shall continue through August 31, 2025. The Adviser will be permitted to recapture expenses it has borne through the Expense Agreements to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreements or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. Prior to August 31, 2025, this waiver may only be discontinued or modified with the approval of the Fund's Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreements, which ends on August 31, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$127	$401	$695	$1,530
Institutional Class Shares	$102	$387	$693	$1,561

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$127	$401	$695	$1,530
Institutional Class Shares	$102	$387	$693	$1,561

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes for a shareholder of the Fund when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.

www.vulcanvaluepartners.com	6

VULCAN VALUE PARTNERS SMALL CAP FUND

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Small Cap Fund seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period.

The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

This portfolio strategy invests in companies with smaller market capitalizations. While the Fund does not have any defined cutoffs, the Fund generally uses the Russell 2000® as a guide to define the universe of small capitalization companies, and any small publicly traded company with reasonable economics would be a potential investment in this portfolio. Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets are invested in small-cap companies. As of June 30, 2024, the median market capitalization of the Russell 2000® Index was approximately $0.88 billion, the top of this range was approximately $11.1 billion. The capitalization range of the companies in the Vulcan Value Partners Small Cap Fund will change over time. For purposes of the Fund’s 80% investment policy, the Fund considers small-cap companies to be those companies whose market capitalization at the time of initial purchase is within the market capitalization range of companies in the Russell 2000® Index during the most recent 12-month period. As of June 30, 2024, the latest reconstitution date, this range was approximately $18.1 million to $11.1 billion; however, this capitalization range is expected to change over time.

Once the Fund owns a company, the Fund will not necessarily sell it just because it has grown to a size that the Fund would not consider to be small cap. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, allocations will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as less than 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of net assets in publicly traded foreign securities which may consist in whole or in part of securities of issuers in emerging markets. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments. The Fund is non-diversified, which means that it may take a more focused approach to investing.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Equity Securities Risk – Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. If the value of Fund’s investments goes down and you redeem your shares, you could lose money. While the ability to hold shares through periods of volatility may protect long-term investments from permanent loss, Fund investments might not be profitable either because the market fails to recognize the value or because the Adviser misjudged the value of the investment.

●	Business Ownership Risk – The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.

●

Small-Size Company Risk – The Fund’s investments in securities issued by small-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

7	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS SMALL CAP FUND

●

Non-diversification Risk and Securities Concentration Limitations – The Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being non-diversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

●

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Economic and Market Events Risk. Markets can be volatile in response to a number of factors, as well as broader economic, political, military and regulatory conditions. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance and may prevent execution of the Fund’s strategy successfully. It is not always possible to access certain markets or to sell certain investments at a particular time or at an acceptable price, thereby impacting the liquidity of a given portfolio. The value of the fund will change daily based on changes in market, economic, industry, political, military, regulatory, geopolitical, and other considerations.

●	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.

●

Emerging Markets Risk – To the extent that the Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Value Stocks Risk – The Fund invests in companies that the portfolio managers believe to be selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Fund to be undervalued may actually be appropriately priced.

An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The performance shown in the table below for periods prior to May 1, 2019 for Institutional Class shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Investor Class shares, without the effect of any fee and expense limitations or waivers. If Institutional Class shares of the Fund had been available during periods prior to May 1, 2019, the performance shown would have been higher. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.vulcanvaluepartners.com/mutual-funds/ or by calling 877.421.5078.

Annual Total Returns – Investor Class Shares
(Calendar years ended 12/31)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
2.02%
5.42%
18.82%
11.46%
-14.31%
35.87%
-3.33%
45.29%
-45.20%
19.75%
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23

Best Quarter	12/31/2020	39.75%
Worst Quarter	03/31/2020	-42.25%

The Fund’s Investor Class shares year-to-date return as of June 30, 2024 was -0.74%.

www.vulcanvaluepartners.com	8

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (For the periods ended December 31)	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	19.75%	4.60%	3.21%
Return After Taxes on Distributions	19.64%	2.24%	0.91%
Return After Taxes on Distributions and Sale of Fund Shares	11.75%	3.27%	2.05%
Institutional Class
Return Before Taxes	20.07%	4.85%	3.33%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)*	26.29%	15.69%	12.03%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)**	16.93%	9.97%	7.16%
Russell 2000 Value Index® (reflects no deduction for fees, expenses or taxes)**	14.65%	10.00%	6.76%

*	Broad-based securities market index.

**	Additional index.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Vulcan Value Partners, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners, LLC, has served as the Fund's portfolio manager since its inception in December 2009. McGavock Dunbar, CFA, of Vulcan Value Partners, LLC has served as the Fund's portfolio manager since May 2020. In addition, Stephen Simmons, CFA, Colin Casey, and Taylor Cline, CFA of Vulcan Value Partners, LLC have served as the Fund's portfolio manager since 2024. Mr. Fitzpatrick, Mr. Dunbar, Mr. Simmons, Mr. Casey, and Mr. Cline are jointly and primarily responsible for day-to-day management of the Fund's portfolio.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account in Investor Class shares is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account in Investor Class shares is $500. The subsequent investment minimum for any type of account in Investor Class shares is $500. The minimum investment to open any type of account in Institutional Class shares is $1 million. The subsequent investment minimum for any type of account in Institutional Class shares is $5,000. Purchases, exchanges and redemptions may be made on any business day through certain broker-dealers or other financial intermediaries, the Fund’s website at www.vulcanvaluepartners.com/mutual-funds/, by telephone at 877.421.5078, by regular mail at PO Box 219788 Kansas City, MO 64121-9788, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS FUND
VULCAN VALUE PARTNERS SMALL CAP FUND
(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

Investment Objective and Principal Strategies

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information (“SAI”) about each Fund’s investments and the risks of investing.

What is Each Fund’s Investment Objective?

Each Fund seeks to achieve long-term capital appreciation.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Trust’s Board of Trustees (the “Board”) may change the Fund’s investment objective without a shareholder vote. If there is a material change to a Fund’s investment objective, you should consider whether the Fund remains an appropriate investment for you.

What are the Funds’ Principal Investment Strategies?

The Trust’s Board of Trustees (the “Board”) may change the Fund’s principal investment strategies without a shareholder vote. The Vulcan Value Partners Small Cap Fund will notify shareholders at least sixty (60) days prior to any change by the Vulcan Value Partners Small Cap Fund of its 80% investment policy. If there is a material change to a Fund’s principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Unless otherwise stated, the following investment philosophies and processes apply to each Fund.

●

VULCAN VALUE PARTNERS FUND seeks to achieve long-term capital appreciation by investing primarily in publicly traded small- and large-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

●

VULCAN VALUE PARTNERS SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in publicly traded small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

The Funds’ Investment Philosophies. Both Funds are value funds. Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) is the investment adviser to the Funds. The Funds view equity investments as ownership in a business enterprise and approach investing as long-term partial ownership of businesses. The Funds seek to purchase publicly traded companies at significant discounts to intrinsic worth. The Funds seek to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Funds generally define risk as the probability of permanently losing capital over a five-year period. The Funds generally sell stocks when they approach their appraised value. The Funds seek to determine business or intrinsic value through disciplined financial analysis. The Funds believe that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

The Funds’ Investment Process. Under normal circumstances, both Funds follow the same investment disciplines and appraisal methods. The Funds identify companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. The Funds seek to invest in businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators, and, very importantly, understand the importance of capital allocation. The Funds then focus their analysis on the difference between price and value; that is, the difference between the price of the company’s securities and the appraised value of the securities. The greater the difference of value over price, the larger the margin of safety and the more attractive the investment. The Funds will generally invest larger amounts of their assets in companies determined to have lower price to value ratios and reduce capital committed to companies determined to have higher price to value ratios.

Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets are invested in small-cap companies. As of June 30, 2024, the latest reconstitution date, the median market capitalization of the Russell 2000® Index was approximately $0.88 billion and the top of this range was approximately $11.1 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time. For purposes of the Fund’s 80% investment policy, the Fund considers small-cap companies to be those companies whose market capitalization at the time of

www.vulcanvaluepartners.com	10

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

initial purchase is within the market capitalization range of companies in the Russell 2000® Index during the most recent 12-month period. As of June 30, 2024, the latest reconstitution date, this range was approximately $18.1 million to $11.1 billion; however, this capitalization range is expected to change over time.

Vulcan Value Partners Fund

The portfolio strategy for the Vulcan Value Partners Fund invests in companies with larger market capitalizations. Generally, subject to price, any publicly traded company with reasonable economics would be a potential investment in this portfolio. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, allocations will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of net assets in publicly traded foreign securities. The Fund may hold up to 15% of net assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

Vulcan Value Partners Small Cap Fund

With respect to the Vulcan Value Partners Small Cap Fund, once the Fund owns a company, the Fund will not necessarily sell it just because it has grown to a size that the Fund would not consider to be small cap. A core position in the Fund is generally approximately 5% of the Fund’s portfolio, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, allocations will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as less than 1% when price to value ratios are higher. The Fund generally will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of net assets in publicly traded foreign securities. The Fund may hold up to 15% of net assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

More on Each Fund’s Investments and Related Risks

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in each Fund’s SAI, which is available without charge upon request (see back cover).

What are the Principal Securities in Which the Funds Invest?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities

Each Fund may invest directly in publicly traded foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

OTHER INVESTMENT PRACTICES

11	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Illiquid Investments

The Funds define an illiquid security as “any investment that may not reasonable be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.”

Each Fund is prohibited from holding more than 15% of their net assets in illiquid securities at any time. Each Fund will determine whether or not a security is “illiquid” using information obtained after reasonable inquiry and taking into account market, trading, and investment-specific considerations.

Temporary Defensive Investments/Cash Positions

Each Fund may, from time to time, invest all of its assets in short-term instruments or hold cash when the Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested. Such a defensive position may result in a Fund failing to achieve its investment objective.

Investment Limitations

Unless otherwise indicated all limitations on Fund investments listed in this Prospectus will apply to a Fund’s holdings on an ongoing basis. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

ReFlow Liquidity Program

Each Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. ReFlow will purchase shares of the Fund at net asset value and will not be subject to any investment minimums. Following purchases of Fund shares, ReFlow then generally redeems those shares when the Fund experiences net subscriptions, at the end of a maximum holding period determined by ReFlow (currently 28 days), or at other times as the Fund may request. ReFlow may choose to redeem its position in the Fund with an in-kind transfer of securities, instead of cash, enabling the Fund to avoid a realization of capital gains on the securities it transfers. ReFlow will not be subject to any short-term redemption fees. While ReFlow holds Fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a Fund pays a fee to ReFlow each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the Fund shares purchased by ReFlow although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of Fund shareholders. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a Fund. There is no assurance that ReFlow will have sufficient funds available to meet the Funds’ liquidity needs on a particular day.

What are the Principal Risks of Investing in Each Fund?

The following is a description of the principal risks of each Fund’s portfolio that may adversely affect its net asset value and total return. Unless otherwise stated, these risks apply to each Fund. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in a Fund.

Business Ownership Risk

The Funds treat investing as partial ownership of qualifying businesses. As partial owners of these companies, the Funds face the risks inherent in owning a business. First, the company’s operations must be successful. The successful operation of a business depends heavily on the skills and performance of that company’s management team. To minimize this risk, the Funds evaluate business risks, assess people and scrutinize competitive strengths in the assessment of long-term investment qualifications. The Funds seek to limit their investments to businesses that are run by ethical, capable, stockholder-oriented

www.vulcanvaluepartners.com	12

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

management teams that also are good operators and, very importantly, understand the importance of capital allocation.

Another risk of owning a company is financial risk. The analysis of a company’s financial strength is important, as the Funds do not intend to invest in business enterprises with inferior economics that are simply statistically cheap. The Funds believe that a good business produces free cash flow and high returns on investment capital without leverage. Leverage is an important consideration in the analysis because it increases both the risk and the potential for return. The Funds believe that good businesses can enhance their returns to equity investors with an efficient capital structure and prudent leverage, but the Funds generally view leveraged businesses with skepticism.

A third risk is whether a company can control costs and retain pricing power. The Funds strive to limit the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages. The Funds prefer to own businesses with strong purchasing power and the ability to pass cost increases on to customers.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “FEDERAL INCOME TAXES” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Economic and Market Events Risk.

Markets can be volatile in response to a number of factors, as well as broader economic, political, military and regulatory conditions. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance and may prevent execution of the Fund’s strategy successfully. It is not always possible to access certain markets or to sell certain investments at a particular time or at an acceptable price, thereby impacting the liquidity of a given portfolio. The value of the fund will change daily based on changes in market, economic, industry, political, military, regulatory, geopolitical, and other considerations.

Emerging Markets Risk

To the extent that a Fund invests in issuers located in emerging markets, the risk of loss may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Equity Securities Risk

The Funds invest primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. Equity prices fluctuate and may decline in response to developments at individual companies or general economic conditions including interest rate levels, political events, war, natural disasters and the spread of infectious illness or other public health issues. The value of your investment in a Fund fluctuates daily with stock price movements and, upon redemption, may be worth more or less than what you paid. The Funds seek to minimize this risk of loss of capital by (i) seeking a substantial margin of safety for securities purchases in terms of the extent to which the Fund’s appraised value for a security exceeds the corresponding price, and (ii) limiting investments to companies believed to have identifiable, sustainable competitive advantages that will allow them to produce free cash flow and earn superior cash returns on capital. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, there is a risk that investments may never reach what the Funds believe are their true values, either because the market fails to recognize that value or because the Funds did not accurately predict the true value. Loss of money is, therefore, a risk of investing in the Funds.

Large-Size Company Risk

The Vulcan Value Partners Fund may invest in large-capitalization companies. The Fund’s investments in larger companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes.

13	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Managed Portfolio Risk

As an actively managed portfolio, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Adviser’s investment techniques could fail to achieve a Fund’s investment objective.

Non-Diversification Risk and Securities Concentration Limitations

A mutual fund may elect to operate as a “diversified company,” which generally is defined in Section 5(b)(1) of the 1940 Act as any management investment company, if at least 75 percent of the company’s assets consist of cash, cash items, government securities, securities of other investment companies, and other securities. For the purposes of this calculation, “other securities” are limited in regard to any issuer to an amount not greater than 5 percent of the value of the total assets of the management company and to not more than 10 percent of the outstanding voting securities of the issuer. The Funds have chosen to be classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on a Fund’s net asset value (“NAV”) and total return. Being non-diversified may also cause a Fund to be more susceptible to financial, economic, political or other developments that may impact a security. Although a Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Funds’ portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

The Funds have chosen to operate under certain self-imposed limitations that are unrelated to the diversification tests under Section 5(b)(1) of the 1940 Act. The Vulcan Value Partners Fund may invest no more than 10% of its net assets in securities issued by the same issuer, provided that the aggregate value of the securities held in issuers in each of which it invests more than 5% of its assets is less than 40% of the Fund’s total assets. This test will be applied to the Fund’s holdings on an ongoing basis.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country.

Small-Size Company Risk

The Funds may invest in the securities of companies with small market capitalizations. Small-sized companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited. Because the Vulcan Value Partners Small Cap Fund normally invests at least 80% of its net equity assets in securities of smaller companies, these risks may be increased.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. Value stocks also may decline in price even though the portfolio manager believes that they are already undervalued. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Liquidity and Valuation Risk

Because the Funds are non-diversified under the 1940 Act, the Funds are permitted to take relatively large ownership positions in some companies, and Vulcan may purchase the same security for more than one Fund as well as Vulcan’s separately managed account clients. It is possible that a Fund, or more than one Fund in combination with Vulcan’s separately managed account

www.vulcanvaluepartners.com	14

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

clients, may own more than 5% of a company’s equity securities and may own up to 15% or more of some companies, though each Fund is limited to no more than 10% of any company. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Funds and Vulcan’s other clients owned a smaller amount. Because selling a large position may take longer, a Fund may be more susceptible to price fluctuations. The Funds’ SAI contains more information about the diversification tests and concentration limits with respect to the companies in which each Fund may invest.

In addition, certain investments of each Fund, and in particular, the Vulcan Value Partners Small Cap Fund, may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

Management

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 2007, Vulcan managed approximately $7.5 billion in client assets as of June 30, 2024 and is registered with the SEC as an investment adviser. The Adviser’s principal address is Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.15%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

During the most recent fiscal year ended April 30, 2024, each Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment advisor. Daily investment decisions are made by the portfolio manager to the Funds, whose investment experience is described below under the heading “Portfolio Managers.”

Fund	TOTAL ANNUAL ADVISORY FEE (AS A PERCENTAGE OF DAILY NET ASSETS)	ANNUAL ADVISORY FEE TO INVESTMENT ADVISER (AS A PERCENTAGE OF DAILY NET ASSETS)
Vulcan Value Partners Fund	1.00%	0.79%
Vulcan Value Partners Small Cap Fund	1.15%	0.88%

The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Funds’ Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ending April 30, 2024.

The Adviser has agreed to contractually limit the total amount of the Management Fee and Other Expenses that it is entitled to receive from each Fund. With respect to the Funds’ Investor Class, to the extent the Funds’ total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. In addition, with respect to the Funds’ Institutional Class, to the extent the total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 0.85% and 1.00% of each of the Vulcan Value Partners Fund’s and the Vulcan Value Partners Small Cap Fund’s average daily net assets, respectively, for a particular fiscal year of the

15	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to such Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This fee waiver and reimbursement for each Fund shall continue through August 31, 2025. The Adviser will be permitted to recapture expenses it has borne through this letter agreement (the “Expense Agreement”) to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue or modify this waiver prior to August 31, 2025 without the approval by the Fund’s Board of Trustees.

The Portfolio Managers

The portfolio managers are jointly and primarily responsible for the day-to-day operation of each Fund. Mr. Fitzpatrick has served as the applicable Fund’s portfolio manager since that Fund’s inception in December 2009. Mr. Dunbar has served as the applicable Fund’s portfolio manager since May 2020. In addition, Mr. Simmons, Mr. Casey, and Mr. Cline, have served as the Funds' portfolio manager since 2024. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Fund is included in the SAI.

C.T. Fitzpatrick, CFA

Mr. Fitzpatrick, as the Chief Investment Officer of Vulcan and a portfolio manager for each Fund, leads Vulcan’s research team, which is responsible for stock selection. As the Chief Investment Officer, Mr. Fitzpatrick has discretion over each Fund’s assets and has final investment decision-making for each Fund. In addition, Mr. Fitzpatrick oversees the structuring of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Fitzpatrick is the Founder of Vulcan and has been the Chief Investment Officer of Vulcan since 2007. Prior to founding Vulcan in 2007, Mr. Fitzpatrick was a principal and portfolio manager at Southeastern Asset Management from 1990 to 2007.

McGavock Dunbar, CFA

Mr. Dunbar, as the Director of Research and a portfolio manager for the Funds, assists Mr. Fitzpatrick in managing Vulcan’s research team, which is responsible for stock selection. As an additional portfolio manager for the Funds, Mr. Dunbar can exercise discretion over each Fund’s assets and works with Mr. Fitzpatrick to assist in final investment decision-making for each Fund. In addition, Mr. Dunbar assists in the structuring of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Dunbar is a Principal of Vulcan and has been an Analyst at Vulcan since 2010. Prior to joining Vulcan in 2010, Mr. Dunbar was an Associate in the investment banking department at Susquehanna International Group.

Stephen Simmons, CFA

Mr. Simmons, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Simmons can exercise discretion over each Fund’s assets and works with Mr. Fitzpatrick to assist in final investment decision-making for each Fund. In addition, Mr. Simmons assists in the structure of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Simmons is a Principal of Vulcan and has been with the Firm since 2013. Prior to joining Vulcan, Mr. Simmons served as Chief Financial Officer for Consolidate Shoe Company.

Colin Casey

Mr. Casey, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Casey can exercise discretion over each Fund’s assets and works with Mr. Fitzpatrick to assist in final investment decision-making for each Fund. In addition, Mr. Casey assists in the structure of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Casey is a Principal of Vulcan and has been with the Firm since 2017. Prior to joining Vulcan, Mr. Casey served as a business teaching fellow at the Meltwater Entrepreneurial School of Technology and began his career as analyst at Croft & Bender.

Taylor Cline, CFA

Mr. Cline, as a member of Vulcan’s Portfolio Management team and a portfolio manager for the Funds, has the responsibility of stock selection for the Funds. As an additional portfolio manager for the Funds, Mr. Cline can exercise discretion over each Fund’s assets and works with Mr. Fitzpatrick to assist in final investment decision-making for each Fund. In addition, Mr. Cline assists in the structure of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Cline is a Principal of Vulcan and has been with the Firm since 2019. Prior to joining Vulcan, Mr. Cline served as a research associate at Janus Henderson Investors.

Team Approach. Day-to-day management of the Funds is a team effort, requiring the involvement of Vulcan’s full research staff as well as administrative support. Each member of the research team is encouraged to produce ideas for any portfolio in any industry, limited only by the parameters of the Funds’ and Vulcan’s investment criteria. Once an idea is generated, it is reviewed and analyzed by the full research team for qualification under Vulcan’s investment criteria. This team approach reinforces Vulcan’s discipline, as it requires each team member to participate in the analysis and evaluation of each potential investment. Once an idea has qualified for investment, the research team recommends to Mr. Fitzpatrick and Mr. Dunbar which model portfolio to assign the investment to and in what amount. To monitor individual client guidelines, regulatory requirements, cash movements and progress regarding purchases and sales of securities, the research team works with Vulcan’s trading, legal, accounting, compliance and client service functions. The research team receives regular reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with investment mandates and regulatory requirements.

Administrator, Distributor and Transfer Agent

ALPS Fund Services, Inc. serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

Buying, Exchanging and Redeeming Shares

Classes of Shares

Each Fund currently offers two classes of shares: Investor Class and Institutional Class shares.

www.vulcanvaluepartners.com	16

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Types of Account Ownership

Please refer to www.vulcanvaluepartners.com/mutual-funds/ or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Qualified Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-qualified accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

If you are eligible, you may set up one or more tax-qualified accounts. A tax advantaged account allows you to shield your investment income and capital gains from current income taxes. Subject to restrictions, a tax-qualified account may either allow you to currently deduct amounts contributed to such accounts or allow you to receive tax-free distributions. The types of tax-qualified accounts that may be opened with ALPS are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-qualified account.

Investing for Your Retirement

Please visit www.vulcanvaluepartners.com/mutual-funds/ or call an ALPS representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59-1/2 or used for a nonqualifying purpose.

Traditional and Roth IRAs

Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $7,000 (for 2024) or 100% of compensation. IRA holders age 50 or older may contribute an additional $1,000.

Simplified Employee Pension (“SEP”) IRA

This plan allows self-employed individuals and small business owners (including sole proprietors) to make tax deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant. Investment Minimums

The minimum investment to open a regular account in Investor Class shares of either Fund is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement Fund account in Investor Class shares is $500. The subsequent investment minimum for any type of account in Investor Class shares is $500. The minimum investment to open any type of account in Institutional Class shares is $1 million. The subsequent investment minimum for any type of account in Institutional Class shares is $5,000.

Each Fund reserves the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of Vulcan Value Partners are not subject to any initial or subsequent investment minimums.

Buying Shares

The Vulcan Funds retain the right to limit inflows into the Vulcan Funds.

Certain tax-qualified accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

Online at www.vulcanvaluepartners.com/mutual-funds/

You may open a new Fund account, or you may buy shares in an existing Fund account. You may elect to have ALPS electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com/mutual-funds/.

17	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

By Telephone

For an existing account, you may call 877.421.5078 to buy shares 24 hours a day or you may call an ALPS representative during normal business hours. ALPS will electronically withdraw funds from your designated bank account.

You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call an ALPS representative.

By Mail/In Writing

To open your Fund account, complete and sign the appropriate application. Make your check payable to the Fund(s) or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

To buy additional shares, send your check and written instructions to the address listed below. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.

Regular Mail: Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund PO Box 219788 Kansas City, MO 64121-9788

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Vulcan Value Partners Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Automated Investments

To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($500 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-qualified accounts are not eligible for automated investments.

When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $500 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

We may make additional attempts to debit your pre-designated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by resubmitting your purchase, accompanied by good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your resubmitted purchase will be processed at the next NAV determined after we receive your resubmitted purchase order accompanied by good funds, not at the NAV available as of the date of the original request.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with a Fund or its agent by the time the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order by the actual closing time. Any such orders for purchases of a Fund’s shares must be received in good order. A purchase, exchange or redemption order is in "good order" when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Orders received by financial intermediaries by the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”). Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Funds. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Funds after such net asset value has been calculated. The Funds are not responsible for the failure of any Intermediary to carry out its obligations to its customers. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

www.vulcanvaluepartners.com	18

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Investors may be charged a fee if they effect transactions through broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

The Funds will generally accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Payments to Financial Intermediaries

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of each Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services is in addition to, and distinct from any distribution related services, if applicable, provided to the applicable Fund shareholders.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the other Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of either Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

An exchange of shares of different Funds represents the sale of shares from one Fund and the purchase of shares of another Fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-qualified account. Transfers between classes of the same Fund are generally not considered a taxable transaction for U.S. federal income tax purposes, but may result in tax reporting obligations for certain significant holders, as described in the SAI under “FEDERAL INCOME TAXES – Transfers Between Classes of Funds.”

Online at www.vulcanvaluepartners.com/mutual-funds/

Exchanges may be made online via www.vulcanvaluepartners.com/mutual-funds/. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com/mutual-funds/.

19	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

By Telephone

For an existing account, you may exchange shares by calling 877.421.5078 during normal business hours.

By Systematic Exchange

You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month. Exchanges between existing Fund accounts must meet the $500 subsequent investment requirement. For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. If the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

Exchanges must meet the minimum investment requirements described in this Prospectus.

An exchange between shares of different Funds represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-qualified account.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

Redeeming Shares

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

In most situations where a Fund distributes securities to meet a redemption request, the Fund expects to distribute a pro rata slice of the Fund’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. Each Fund reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser.

Online at www.vulcanvaluepartners.com/mutual-funds/

Redemptions may be made online via www.vulcanvaluepartners.com/mutual-funds/.

By Telephone

For an existing account, you may call 877.421.5078 during normal business hours.

By Mail/In Writing

To redeem shares by mail, please send written instructions to the address listed below. Please call an ALPS representative for further details.

Regular Mail: Vulcan Value Partners Fund or Vulcan Value Partners Small Cap Fund PO Box 219788 Kansas City, MO 64121-9788

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Vulcan Value Partners Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Systematic Redemption

This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis. In order to establish a systematic redemption, your Fund account balance must be at least $10,000 and the minimum redemption amount must be $500. If no date is specified on your request, systematic redemptions will be

www.vulcanvaluepartners.com	20

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

made on or about the 20th of each month. If the balance in the Fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

Redemptions, like purchases and exchanges, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. A purchase, exchange or redemption order is in "good order" when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “SHARE TRANSACTIONS – How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Medallion Signature Guarantee

A medallion signature guarantee is required if any of the following is applicable:

●	You request a redemption above $50,000.

●	You would like a check made payable to anyone other than the shareholder(s) of record.

●	You would like a check mailed to an address that has been changed within 10 days of the redemption request.

●	You would like a check mailed to an address other than the address of record.

●	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Funds reserve the right to require a medallion signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A medallion signature guarantee may be refused if any of the following is applicable:

●	It does not appear valid or in good form.

●	The transaction amount exceeds the surety bond limit of the signature guarantee.

●	The guarantee stamp has been reported as stolen, missing or counterfeit.

How to Obtain a Medallion Signature Guarantee

A medallion signature guarantee assures that a signature is genuine. The medallion signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature.

21	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

A signature guarantee cannot be provided by a notary public. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

Share Transactions

Small Account Balances/Mandatory Redemptions

Neither Fund currently imposes an account minimum. Each Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

Neither Fund issues share certificates.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

Neither Fund permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.

The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase, exchanges in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide each Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Funds’ NAV. The valuation of the securities of each Fund

www.vulcanvaluepartners.com	22

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Adviser as the “valuation designee”.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors utilized by the valuation designee using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service vendors utilized by the valuation designee, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the valuation designee believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if the valuation designee determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. A Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and

23	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

Effective May 11, 2018, if you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Dividends and Distributions

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the Fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Federal Income Taxes

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where specifically noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) or a U.S. person who owns shares through a pass-through entity. All investors should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a regulated investment company (“RIC”) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. Shareholders in each Fund will receive a statement (Form 1099-DIV)

www.vulcanvaluepartners.com	24

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

annually informing them of the amount of the income and capital gains which have been distributed by such Fund during the calendar year. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income.

Each Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which is taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 are “marked to market.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (with certain exceptions).

Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less and from investments in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals and other noncorporate shareholders generally is currently 20%, which is in addition to the 3.8% surtax on net investment income described below.

Distributions of earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital to you, the dividend or distribution is still taxable. An investor can avoid this result by investing soon after a Fund has paid a dividend. Distributions made by the Fund to shareholders who own their shares through tax-qualified retirement accounts are generally not taxable.

Sale or Redemption of Fund Shares

If a shareholder’s sells or redeems Fund shares, the shareholder will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or redeemed. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed.

Any capital gain or loss realized upon the sale or redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale or redemption of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under “wash sale” rules if other substantially identical shares of the same Fund are purchased within 30 days before or after the disposition. When that occurs, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes, which would reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or

25	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes.

Each Fund may acquire debt obligations that have “original issue discount,” which is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income when and as the original issue discount accrues as required by applicable law. Even though payment of that amount may not be received until a later time, and will be subject to a risk of nonpayment, it will be distributed to shareholders as taxable dividends over the term of the instrument.

Each Fund may also buy debt obligations in the secondary market which are treated as having a “market discount,” which is generally the excess of a debt obligation’s stated redemption price at maturity over the basis of the obligation immediately atter acquisition by the taxpayer. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to include the amount of market discount as ordinary income over the term of the instrument even though such Fund does not receive payment of such amount at that time.

Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

If a Fund invests in stock of a real estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. For taxable years beginning before 2026, section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Medicare Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual, trust or estate to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund, in each case net of deductions properly allocable to such income.

Backup Withholding

The Funds are also required in certain circumstances to backup withhold on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 24% for tax years beginning before 2026.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-qualified arrangement such as a 401(k) plan or an individual retirement account) the cost basis and holding period information for Fund shares that are sold that were purchased on or after January 1, 2012. If a Fund shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of each Fund for each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended April 30, 2024 has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available by calling 877-421-5078. The information for the fiscal years ended April 30, 2020 through April 30, 2023 was audited by Deloitte & Touche LLP, an Independent Registered Public Accounting Firm.

www.vulcanvaluepartners.com	26

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Investor Class	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.01	$20.74	$29.87	$19.50	$21.05
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	—	0.00 (b)	(0.16)	(0.14)	0.03
Net realized and unrealized gain/(loss) on investments	6.21	(0.74)	(5.75)	11.42	(0.53)
Total from investment operations	6.21	(0.74)	(5.91)	11.28	(0.50)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.01)	—	—	0.00 (b)	0.00 (b)
From net realized gains on investments	—	(0.99)	(3.22)	(0.91)	(1.05)
Total distributions	(0.01)	(0.99)	(3.22)	(0.91)	(1.05)

Redemption fees added to paid-in capital	—	—	—	0.00 (b)	0.00 (b)
Increase/(decrease) in net asset value	6.20	(1.73)	(9.13)	10.37	(1.55)
NET ASSET VALUE, END OF YEAR	$25.21	$19.01	$20.74	$29.87	$19.50

Total return	32.68%	(2.99%)	(22.93%)	58.62%	(3.15%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$170,238	$232,565	$437,470	$624,789	$500,309

Ratio of expenses to average net assets without fee waivers/reimbursements	1.08%	1.08%	1.06%	1.08%	1.09%
Ratio of expenses to average net assets including fee waivers/reimbursements	1.08%	1.08%	1.06%	1.08%	1.09%
Net investment income/(loss) to average net assets including fee waivers/reimbursements	(0.02%)	0.01%	(0.54%)	(0.57%)	0.12%

Portfolio turnover rate	32%	40%	49%	67%	80%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

27	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Vulcan Value Partners Fund

For a share outstanding throughout the years presented.

Institutional Class	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.15	$20.84	$29.93	$19.52	$21.02
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04	0.04	(0.10)	(0.09)	0.09
Net realized and unrealized gain/(loss) on investments	6.26	(0.74)	(5.77)	11.46	(0.51)
Total from investment operations	6.30	(0.70)	(5.87)	11.37	(0.42)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)	—	—	(0.05)	(0.03)
From net realized gains on investments	—	(0.99)	(3.22)	(0.91)	(1.05)
Total distributions	(0.05)	(0.99)	(3.22)	(0.96)	(1.08)

Redemption fees added to paid-in capital	—	—	—	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	6.25	(1.69)	(9.09)	10.41	(1.50)
NET ASSET VALUE, END OF YEAR	$25.40	$19.15	$20.84	$29.93	$19.52

Total return	32.94%	(2.78%)	(22.74%)	59.02%	(2.83	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$516,084	$696,853	$966,357	$1,147,175	$768,726

Ratio of expenses to average net assets without fee waivers/reimbursements	1.13%	1.13%	1.11%	1.12%	1.14	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.20%	0.23%	(0.34%)	(0.36%)	0.40	%(d)

Portfolio turnover rate	32%	40%	49%	67%	80	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

www.vulcanvaluepartners.com	28

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the years presented.

Investor Class	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$14.47	$22.62	$12.01	$17.31
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.04	0.01	(0.10)	(0.10)	0.12
Net realized and unrealized gain/(loss) on investments	0.62	(2.18)	(3.22)	10.73	(4.57)
Total from investment operations	0.66	(2.17)	(3.32)	10.63	(4.45)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	—	—	(0.02)	(0.08)
From net realized gains on investments	—	(1.43)	(4.83)	—	(0.77)
Total distributions	(0.04)	(1.43)	(4.83)	(0.02)	(0.85)

Redemption fees added to paid-in capital	—	—	—	0.00 (b)	0.00 (b)
Increase/(decrease) in net asset value	0.62	(3.60)	(8.15)	10.61	(5.30)
NET ASSET VALUE, END OF YEAR	$11.49	$10.87	$14.47	$22.62	$12.01

Total return	6.11%	(14.39%)	(21.58%)	88.51%	(27.28%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$48,711	$75,271	$221,910	$310,600	$153,249

Ratio of expenses to average net assets without fee waivers/reimbursements	1.27%	1.26%	1.25%	1.25%	1.26%
Ratio of expenses to average net assets including fee waivers/reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.38%	0.12%	(0.47%)	(0.65%)	0.75%

Portfolio turnover rate	33%	26%	69%	75%	102%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.

29	PROSPECTUS August 31, 2024

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Vulcan Value Partners Small Cap Fund

For a share outstanding throughout the period or years presented.

Institutional Class	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021	For the Period May 1, 2019 (Inception) to April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$10.99	$14.57	$22.70	$12.03	$17.18
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.07	0.05	(0.04)	(0.06)	0.12
Net realized and unrealized gain/(loss) on investments	0.62	(2.20)	(3.26)	10.77	(4.41)
Total from investment operations	0.69	(2.15)	(3.30)	10.71	(4.29)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.06)	—	—	(0.04)	(0.09)
From net realized gains on investments	—	(1.43)	(4.83)	—	(0.77)
Total distributions	(0.06)	(1.43)	(4.83)	(0.04)	(0.86)

Redemption fees added to paid-in capital	—	—	—	0.00 (b)	0.00	(b)
Increase/(decrease) in net asset value	0.63	(3.58)	(8.13)	10.67	(5.15)
NET ASSET VALUE, END OF YEAR	$11.62	$10.99	$14.57	$22.70	$12.03

Total return	6.33%	(14.14%)	(21.40%)	89.07%	(26.56	%)(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$260,944	$343,279	$721,399	$710,679	$247,629

Ratio of expenses to average net assets without fee waivers/reimbursements	1.32%	1.31%	1.27%	1.29%	1.32	%(d)
Ratio of expenses to average net assets including fee waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Net investment income/(loss) to average net assets including fee waivers/reimbursements	0.64%	0.42%	(0.19%)	(0.39%)	0.76	%(d)

Portfolio turnover rate	33%	26%	69%	75%	102	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.

www.vulcanvaluepartners.com	30

VULCAN
VALUE
PARTNERS

ADDITIONAL INFORMATION ABOUT EACH FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement of Additional Information

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about each Fund by contacting the Transfer Agent at 877.421.5078, by writing the Fund at PO Box 1236, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Funds' website at www.vulcanvaluepartners.com.

You can get copies of each Fund's shareholder reports, prospectus and statement of additional information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site at http://www.sec.gov.

Investment Company Act file no. 811-8194